                                 AMENDED AND RESTATED

                           AGREEMENT OF LIMITED PARTNERSHIP

                                          OF

                        BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                  TABLE OF CONTENTS

                                                                           Page

BACKGROUND..................................................................  1

AGREEMENTS..................................................................  1

ARTICLE I - DEFINITIONS.....................................................  2

ARTICLE II - GENERAL PROVISIONS............................................. 11

    2.1.   Continuation of the Partnership.................................. 11
    2.2.   Name, Principal Place of Business and Registered Office.......... 11
    2.3.   Purpose.......................................................... 11
    2.4.   Powers........................................................... 12
    2.5.   Term............................................................. 12
    2.6.   Amendment of Certificate......................................... 12
    2.7.   Partnership Assets............................................... 12
    2.8.   Limitation on Liability of Persons Related to Partners........... 13
    2.9.   Conflicts of Interest and Transactions with Affiliates........... 13
    2.10.  Statutory Compliance............................................. 13

ARTICLE III - PARTNERSHIP INTERESTS......................................... 14

    3.1.   In General....................................................... 14
    3.2.   Class A Units.................................................... 14
    3.3.   Creation and Issuance of Additional Partnership Interests........ 15
    3.4.   Issuance of Additional GP Units to General Partner............... 15
    3.5.   Other Provisions Relating to All Classes of Partnership Interests 16
    3.6.   Issuance of Class A Units Upon Exercise of Option to Acquire
           Retained Interests............................................... 16
    3.7.   Issuance of Additional Class A and GP Units Upon Achievement
           of Mortgage Discounts............................................ 17
    3.8.   Register......................................................... 18

ARTICLE IV - CAPITAL CONTRIBUTIONS.......................................... 19

    4.1.   Capital Contributions of the Partners............................ 19
    4.2.   Capital Contributions Generally.................................. 19
    4.3.   No Third Party Beneficiary....................................... 19

ARTICLE V - CAPITAL ACCOUNTS................................................ 20

    5.1.   Establishment and Maintenance of Capital Accounts................ 20
    5.2.   Succession to Capital Accounts................................... 20
    5.3.   Certain Adjustments.............................................. 20

ARTICLE VI - DISTRIBUTIONS.................................................. 20

    6.1.   Distributions.................................................... 20
    6.2.   Distributions upon Liquidation................................... 21
    6.3.   Additional Distribution Rules.................................... 21
    6.4.   Taxes Withheld................................................... 22
    6.5.   In-Kind Distributions............................................ 22

ARTICLE VII - ALLOCATIONS................................................... 23

    7.1.   Allocation of Net Income and Net Loss............................ 23
    7.2.   Special Allocations.............................................. 24
    7.3.   Tax Allocations.................................................. 25

ARTICLE VIII - EXPENSES; RIGHTS, DUTIES AND RESTRICTIONS OF THE
               GENERAL PARTNER; VOTING RIGHTS OF LIMITED PARTNERS........... 26

    8.1.   Expenses Borne by the Partnership................................ 26
    8.2.   Powers and Duties of General Partner............................. 27
    8.3.   Required Notice.................................................. 30
    8.4.   Proscriptions.................................................... 31
    8.5.   Compensation of the General Partner.............................. 31
    8.6.   Waiver and Indemnification....................................... 31
    8.7.   Operation in Accordance with REIT Requirements................... 32
    8.8.   Reliance by Third Parties........................................ 32
    8.9.   Other Matters Concerning the General Partner..................... 33
    8.10.  Meetings of Partners............................................. 34

ARTICLE IX - ACCOUNTING AND RECORDS......................................... 35

    9.1.   Books and Records................................................ 35
    9.2.   Annual Reports................................................... 35
    9.3.   Tax Returns...................................................... 36
    9.4.   Fiscal Year...................................................... 36
    9.5.   Bank Accounts.................................................... 36

ARTICLE X - CHANGES IN GENERAL PARTNERS.................................... 37

    10.1.     Permitted Assignment of General Partnership Interest......... 37
    10.2.     Admission of Additional General Partners..................... 37
    10.3.     Effect of Withdrawal of General Partner...................... 37
    10.4.     Liability of a Withdrawn General Partner..................... 38

ARTICLE XI - TRANSFERS OF LIMITED PARTNERSHIP INTERESTS.................... 38

    11.1.     General Transfer Provisions and Restrictions................. 38
    11.2.     Expenses..................................................... 39
    11.3.     Allocations with Respect to Transferred Interest............. 40
    11.4.     Section 754 Election......................................... 40
    11.5.     Transferee's Rights.......................................... 40

ARTICLE XII - ADMISSION OF PARTNERS........................................ 40

    12.1.     Procedure.................................................... 40
    12.2.     Admission.................................................... 41

ARTICLE XIII - DISSOLUTION, LIQUIDATION AND WINDING-UP..................... 41

    13.1.     Events of Dissolution........................................ 41
    13.2.     Continuation of the Business of the Partnership After
               Dissolution................................................. 41
    13.3.     Effect of Event of Dissolution............................... 42
    13.4.     Accounting................................................... 42
    13.5.     Distribution on Dissolution.................................. 42
    13.6.     Timing Requirements.......................................... 43
    13.7.     Sale of Partnership Assets................................... 43
    13.8.     Distributions in Kind........................................ 43
    13.9.     Documentation of Liquidation................................. 43
    13.10.    Liability of the Liquidating Trustee......................... 44

ARTICLE XIV - RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS............... 44

    14.1.     No Participation in Management............................... 44
    14.2.     Death, Incompetence, Bankruptcy, Etc......................... 44
    14.3.     No Withdrawal................................................ 44
    14.4.     Power of Attorney............................................ 44
    14.5.     Limited Liability of Limited Partners........................ 45

ARTICLE XV - GRANT OF REDEMPTION RIGHTS TO LIMITED PARTNERS................. 45

    15.1.     Grant of Redemption Rights.................................... 45
    15.2.     General Partner Exchange...................................... 46
    15.3.     Certain Limitations on Redemption Right....................... 47
    15.4.     Adjustments................................................... 47
    15.5.     Certain Covenants............................................. 48
    15.6.     Certain Changes............................................... 48

ARTICLE XVI - LIMITED PARTNER REPRESENTATIONS AND WARRANTIES................ 48

ARTICLE XVII - GENERAL PARTNER REPRESENTATIONS AND WARRANTIES............... 50

ARTICLE XVIII - INDEMNIFICATION............................................. 51

    18.1.     Indemnification............................................... 51
    18.2.     Limitations on Indemnification Obligations.................... 51
    18.3.     Security and Remedies......................................... 52
    18.4.     Restriction on Transfer....................................... 53
    18.5.     No Credit to Capital Accounts................................. 54
    18.6.     Release of Collateral......................................... 54
    18.7.     Applicability................................................. 54

ARTICLE XIX - ARBITRATION OF DISPUTES....................................... 54

    19.1.     Settlement of Disputes........................................ 54
    19.2.     Arbitration................................................... 55
    19.3.     Binding Character............................................. 55
    19.4.     Exclusivity................................................... 55
    19.5.     No Alteration of Agreement.................................... 55

ARTICLE XX - ASSUMPTION OF LIABILITIES AND INDEMNIFICATIONS................. 56

    20.1.     Assumption of Liabilities..................................... 56
    20.2.     Indemnification............................................... 56

ARTICLE XXI - GENERAL PROVISIONS............................................ 56

    21.1.     Notices....................................................... 56
    21.2.     Successors.................................................... 56
    21.3.     Effect and Interpretation..................................... 57
    21.4.     Counterparts.................................................. 57

    21.5.     Partners Not Agents........................................... 57
    21.6.     Entire Understanding; Etc..................................... 57
    21.7.     Amendments.................................................... 57
    21.8.     Prior Reference Clarification................................. 58
    21.9.     Severability.................................................. 58
    21.10.    Trust Provision............................................... 59
    21.11.    Pronouns and Headings......................................... 59
    21.12.    Assurances.................................................... 59
    21.13.    Effective Time of Amendment................................... 59

                                       EXHIBITS

Exhibit A          List of Partners
Exhibit B          List of Contributed Assets
Exhibit C          List of Applicable Mortgage Indebtedness
                     Encumbering Certain Properties
Exhibit D          List of Retained Interests

                                      SCHEDULES

Schedule 1    Form of Notice of Redemption

                                 AMENDED AND RESTATED
                           AGREEMENT OF LIMITED PARTNERSHIP
                                          OF
                        BRANDYWINE OPERATING PARTNERSHIP, L.P.


         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF BRANDYWINE OPERATING PARTNERSHIP, L.P. (the "Agreement") dated as of November 18, 1997 by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust as general partner ("BRT" or "General Partner"), and the PERSONS identified on Exhibit A attached hereto, as limited partners (together with any other Person who becomes a limited partner in the Partnership as hereinafter provided and subject to their continuation as limited partners in the partnership, the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to individually as a "Partner" and collectively as the "Partners."

                                      BACKGROUND

         Brandywine Operating Partnership, L.P. (the "Partnership") was formed as a Delaware limited partnership on August 13, 1996 upon the filing of the Certificate (defined below) with the Secretary of the State of Delaware. In connection with the formation of the Partnership, the General Partner and certain persons executed that certain Agreement of Limited Partnership of Brandywine Operating Partnership. L.P. dated as of August 22, 1996 (the "Original Agreement"). The Original Agreement was amended by Amendment No. 1 dated November 6, 1996; Amendment No. 2 dated December 18, 1996; and Amendment No. 3 dated May 23, 1997. The Original Agreement, as previously amended, is hereafter referred to as the "Prior Partnership Agreement".

         This Agreement has been executed and delivered by the General Partner and the other persons whose signatures appear on the signature page hereto in order to amend and restate in its entirety the Prior Partnership Agreement and to continue the Partnership in accordance with this Agreement and, to the extent not inconsistent therewith, the Act.

                                      AGREEMENTS

         In consideration of the foregoing and the mutual promises herein contained and intending to be legally bound, the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

         Except as otherwise herein expressly provided, the following terms and phrases used in this Agreement and the Exhibits hereto shall have the meanings set forth below:

         "Act" shall mean the Revised Uniform Limited Partnership Act of the State of Delaware as in effect on the date hereof, and as the same may hereafter be amended from time to time.

         "Adjusted Capital Account Deficit" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year and after giving effect to the following adjustments:

              (a) credit to such Capital Account any amounts which such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

              (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

         The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         "Affiliate" shall mean, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person, (b) any Person owing or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (c) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests, or (d) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (a), (b) and (c) above. For purposes of this definition, "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall mean this Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P., as it may be amended, supplemented or restated from time to time.

         "Assumed Liabilities" shall have the meaning set forth in Section
21.1 of the Original Agreement.

         "Audited Financial Statements" shall mean financial statements (balance sheet, statement of operations, statement of partners' equity and statement of cash flows) prepared in accordance with generally accepted accounting principles and accompanied by an independent auditor's report.

         "August 1996 Property" shall mean each of the 23 Properties contributed directly or indirectly through Partnership interests to the capital of the Partnership on August 22, 1996.

         "Bankruptcy" shall mean, with respect to any Partner, (a) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code, 11 U.S.C. Section 101 et seq., as the same may be amended from time to time, or any other federal or state law relating to insolvency, bankruptcy or reorganization; (b) an adjudication that such Partner is insolvent or bankrupt; (c) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner; (d) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are stayed or dismissed within ninety (90) days from the date of such filing; (e) the filing of an answer by such Partner admitting the allegations of any such petition; (f) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is stayed, vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner; (g) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors; (h) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; (i) the failure of such Partner to pay its debts as they mature; (j) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter; (k) the admission by such Partner in writing of its inability generally to pay its debts as they mature or that it is generally not paying its debts as they become due; or (l) the taking of any corporate or partnership action in connection with the foregoing.

         "BRT Administrative Expenses" shall mean all those administrative costs and expenses of BRT described in Section 8.1(b).

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange or The NASDAQ Stock Market is closed.

         "Capital Account" shall mean, with respect to any Partner, the separate "book" account which the Partnership shall establish and maintain for such Partner in accordance with Section 704(b) of the Code and Section 1.704-1(b)(2)(iv) of the Regulations and such other provisions of Section 1.704-1(b) of the Regulations that must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations.

         "Capital Contribution" shall mean, with respect to any Partner, the amount of money and the fair market value of assets contributed to the Partnership by such Partner (net of liabilities to which such contributed assets are subject).

         "Cash Amount" shall mean an amount of cash per Class A Unit equal to the Current Per Share Market Price of the number of Common Shares issuable in respect of one Class A Unit pursuant to Section 15.2.

         "Cash Equivalents" shall mean obligations of the United States government with a maturity of not more than 60 days and time deposits and accounts maintained in a national banking association and fully insured by the Federal Deposit Insurance Corporation.

         "Certificate" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Secretary of State of Delaware, as amended and as it may hereafter be amended from time to time in accordance with the terms of this Agreement and the Act.

         "Class A Limited Partnership Interest" shall have the meaning ascribed to it in Section 3.1.

         "Class A Units" shall have the meaning ascribed to it in Section 3.1.

         "Closing Price" on any date shall mean the last sale price of the Common Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices of the Common Shares, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or such other national securities exchange or The NASDAQ Stock Market on which the Common Shares are then listed or admitted to trading.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall have the meaning set forth in Section 18.3(a) hereof.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of BRT.

         "Contributed Assets" shall mean those assets contributed to the Partnership on or before the date hereof and as reflected on Exhibit B hereof, as such Exhibit may be amended by the General Partner from time to time to reflect additional contributions of property to the Partnership hereafter.

         "Control" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to elect a majority of the trustees of a trust, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

         "Current Per Share Market Price" shall mean, with respect to a Common Share and a given date, the average of the Closing Prices of Common Shares for the five (5) consecutive Trading Days ending on such date.

         "Depreciation" shall mean, with respect to any asset of the Partnership for any fiscal year or other period, the depreciation, depletion or amortization, as the case may be, allowed or allowable for federal income tax purposes in respect of such asset for such fiscal year or other period; provided, however, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset, Depreciation shall mean "book depreciation, depletion or amortization" as determined under Section 1.704-1(b)(2)(iv)(g)(3) of the Regulations.

         "Discount" shall have the meaning ascribed to it in Section 3.7(b).

         "Encumbrance" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

         "Entity" shall mean any general partnership, limited partnership, corporation, joint venture, limited liability company, trust, business trust, cooperative or association.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

         "Event of Withdrawal" shall mean any event specified in Section 17-402 of the Act or any corresponding provision of succeeding law.

         "Existing 1996 Mortgage Indebtedness" shall mean the mortgage indebtedness outstanding on August 22, 1996 on certain of the Properties, and identified on Exhibit C hereto.

         "Fiscal Year" shall have the meaning ascribed to it in Section 9.4.

         "General Partner" shall mean Brandywine Realty Trust, a Maryland real estate investment trust, in its capacity as general partner of the Partnership, its duly admitted successors and assigns and any other person who is a general partner of the Partnership at the time of reference thereto.

         "General Partnership Interest" shall mean the Partnership Interest of any General Partner.

         "GP Shares Amount" shall mean one Common Share, as such number may be adjusted pursuant to Section 15.4.

         "GP Units" shall have the meaning ascribed to it in Section 3.1.

         "Gross Asset Value" shall mean, with respect to any asset, the asset's adjusted basis for federal income tax purposes except as follows:

                   (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset at the time of such contribution, as agreed to by the Partners;

                   (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as agreed to by the Partners, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis capital contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property other than money, unless all Partners receive simultaneous distributions of undivided interests in the distributed property in proportion to their respective Percentage Interests; (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and (d) the termination of the Partnership for federal income tax purposes pursuant to Section 708(b)(1)(B) of the Code; and

                   (iii) The Gross Asset Value of any Partnership asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution.

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (i) or (ii) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

         "Indemnity Notice" shall have the meaning set forth in Section 18.3(b) hereof.

         "Liabilities" shall have the meaning set forth in Section 18.1 hereof.

         "Limited Partner" shall mean any Person listed on Exhibit A hereto (as such Exhibit may be amended from time to time) in such Person's capacity as a limited partner of the Partnership, such Person's permitted successors or assigns as a limited partner hereof, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

         "Limited Partnership Interest" shall mean any equity interest in the Partnership held by any person or entity as a Limited Partner.

         "Liquidating Trustee" shall mean such individual or Entity as is selected as the Liquidating Trustee hereunder by the General Partner, which individual or Entity may include the General Partner or an Affiliate of the General Partner, provided such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

         "Management Company" means Brandywine Realty Services Corporation, a Pennsylvania corporation.

         "Minimum Gain Attributable to Partner Nonrecourse Debt" shall mean "partner nonrecourse debt minimum gain" as determined in accordance with Regulation Section 1.704-2(i)(2).

         "Net Income or Net Loss" shall mean, for each Fiscal Year or other applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for federal income tax purposes and in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a) of the Code shall be included in taxable income or loss), with the following adjustments: (a) by including as an item of gross income any tax-exempt income received by the Partnership; (b) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Code Section 709(b)) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or Section 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code; (c) in lieu of depreciation, depletion, amortization, and other cost recovery deductions taken into account in computing total income or loss, there shall be taken into account Depreciation; (d) gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of such property rather than its adjusted tax basis; and (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Regulation Section 1.704-1(b)(2)(iv)(e), (f) and (m), the amount of such adjustment is to be taken into account as additional Net Income or Net Loss pursuant to Article VII hereof.

         "Nichols" shall mean The Nichols Company and Anthony A. Nichols, Sr.

         "Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2(b)(1) and (c) of the Regulations.

         "Nonrecourse Liabilities" shall have the meaning set forth in
Section 1.704-2(b)(3) of the Regulations.

         "Notice of Redemption" shall mean the Notice of Redemption referred to in Section 15.1 hereof and substantially in the form of Schedule 1 to this Agreement.

         "Option Agreement" shall mean that certain Option Agreement dated August 22, 1996 between the Partnership and C/N Horsham Towne Limited Partnership, a limited partnership, pursuant to which the Partnership has the right and option to purchase the Option Properties.

         "Option Properties" shall mean the office building properties known as "Horsham 11-14" that the Partnership has the right to purchase pursuant to the Option Agreement.

         "Partner Nonrecourse Deductions" shall have the meaning set forth in
Section 1.704-2(i)(2) of the Regulations.

         "Partners" shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference hereto.

         "Partnership" shall mean the limited partnership hereby constituted, as such limited partnership may from time to time be constituted.

         "Partnership Minimum Gain" shall have the meaning set forth in
Section 1.704-2(b)(2) of the Regulations.

         "Partnership Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and of the Act.

         "Partnership Unit" shall mean a unit of interest in the Partnership issued under this Agreement as more fully described in Section 3.1.

         "Percentage Interest" shall mean, as to each Partner, such Partner's interest in the Partnership as determined by dividing (a) the total number of Partnership Units owned by such Partner, by (b) the total number of Partnership Units of all classes of Partnership Units issued and outstanding at the time of determination.

         "Person" shall mean any individual or Entity.

         "Property" shall mean any real property in which the Partnership, directly or indirectly, acquires ownership of all or a portion of a fee or leasehold interest (whether by contribution to, or acquisition by, the Partnership).

         "Record Date" shall mean the date established by the General Partner for the purpose of making any proper determination in connection with, but not limited to, the following matters: (i) the Partners entitled to receive cash distributions pursuant to Section 6.1 hereof; (ii) consent to any matter for which consent of the Partners is permitted or required under any provision of this Agreement; or (iii) otherwise when Partners are allocated rights hereunder.

         "Redeeming Partner" shall have the meaning set forth in Section 15.1 hereof.

         "Redemption Rights" shall have the meaning set forth in Section 15.1 hereof.

         "Register" shall mean the register established pursuant to Section
3.8.

         "Registered Office" shall mean the location of the principal office of the Partnership as set forth in filings made by the Partnership pursuant to the Act.

         "Regulations" shall mean the final or temporary income tax regulations promulgated under the Code, as such regulations may be amended and in affect from time to time (including corresponding provisions of succeeding regulations).

         "Regulatory Allocations" shall have the meaning set forth in Section 7.2(f).

         "REIT" shall mean a real estate investment trust as defined in
Section 856 of the Code.

         "REIT Requirements" shall mean the requirements for qualifying as a real estate investment trust under the Code and Regulations.

         "Retained Interest" shall mean the 11% capital interest and 1% profits interest retained by Safeguard and The Nichols Company, as applicable, in the Title Holding Partnerships identified on Exhibit D.

         "Safeguard" shall mean Safeguard Scientifics, Inc., a Pennsylvania corporation.

         "Section 704(c) Tax Items" shall have the meaning set forth in
Section 7.3(c).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Specified Redemption Date" shall mean the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption delivered to the Partnership.

         "Tax Items" shall have the meaning set forth in Section 7.3(a).

         "Tax Matters Partner" shall have the meaning ascribed to it in
Section 9.3.

         "Tax Payment Loan" shall have the meaning ascribed to it in Section
6.4.

         "The Nichols Company" shall mean The Nichols Company, a Pennsylvania corporation.

         "Title Holding Partnership" shall mean any partnership in which either the Partnership or the Witmer Partnership is the sole general partner and which holds fee title to an August 1996 Property. The Title Holding Partnerships of the Partnership, and the August 1996 Properties held by them, as of the date hereof are listed on Exhibit D.

         "Trading Day" shall mean a day on which the principal national securities exchange or market on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, shall mean any Business Day.

         "Transfer" as a noun, shall mean any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

         "Unit" shall have the meaning ascribed to it in Section 3.1.

         "Withholding Tax Act" shall have the meaning ascribed to it in
Section 6.4.

         "Witmer Partnership" shall mean Witmer Operating Partnership I, L.P.

                                      ARTICLE II

                                  GENERAL PROVISIONS

         2.1. Continuation of the Partnership. The Partners hereby agree to continue the Partnership as a limited partnership pursuant to the provisions of the Act for the purposes and upon the terms and conditions set forth in this Agreement. The Partners agree that the rights and liabilities of the Partners shall be as provided herein, except as otherwise expressly required by the Act or other applicable law, if any.

         2.2. Name, Principal Place of Business and Registered Office.

              (a) The business of the Partnership shall be conducted under the name of "BRANDYWINE OPERATING PARTNERSHIP, L.P." or such other name as the General Partner may select, and all transactions of the Partnership and title to all of the Partnership's assets, to the extent permitted by applicable law, shall be carried on and completed in such name.

              (b) The principal place of business and registered office of the Partnership shall be located at Newtown Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, PA 19073. The General Partner may change the principal place of business or the registered office of the Partnership at any time in its sole discretion, and, in such event, shall give written notice thereof to all Limited Partners and file any amendment to the Certificate required by the Act.

         2.3. Purpose. The purpose of the Partnership shall be, directly or indirectly, to acquire, hold, own, develop, redevelop, construct, improve, maintain, operate, manage, sell, lease, rent, transfer, encumber, mortgage, convey, exchange, and otherwise dispose of or deal with real and personal, tangible and intangible, property of every kind and nature; to act as and exercise all of the powers of the general partner or a limited partner, as the case may be, in partnerships or joint ventures in which the Partnership has an interest; to acquire, own, deal with and dispose of securities and other interests in partnerships, corporations or joint ventures, including corporations, partnerships, joint ventures and other associations formed for the acquisition, development or redevelopment of real and personal property or the provision of services thereto; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership; to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes; and to otherwise engage in or conduct any enterprise, business or activity that a limited partnership may engage in or conduct under the Act.

         2.4. Powers. The Partnership shall have and exercise all powers now or hereafter permitted by the State of Delaware to be exercised by a limited partnership formed under the laws of that state. In connection with (and without limiting) the foregoing, the Partnership shall have full power and authority, directly or through its interests in other partnerships, corporations, joint ventures or other associations, to enter into, perform, and carry out contracts of any kind, to borrow and lend money and to issue evidences of indebtedness, whether or not secured by mortgages, trust deeds, pledges or other liens, and to guaranty, provide security for or cause any subsidiary joint venture or other association in which the Partnership has an interest to guaranty or provide security for indebtedness or other obligations of the Partnership or any subsidiary.

         2.5. Term. The Partnership commenced on August 13, 1996 and shall dissolve at 12:01 a.m. on December 31, 2094, unless sooner dissolved pursuant to law or this Agreement.

         2.6. Amendment of Certificate. The General Partner shall make all filings, including amendments to the Certificate, as required by the Act, elections, notices, instruments, documents or certificates as may be required by applicable law, including, without limitation, applications to do business in all jurisdictions where the Partnership will own property, and which may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership's name, to be amended and/or filed or recorded in all appropriate public offices.

         2.7. Partnership Assets.

              (a) The Partners shall use the Partnership's credit and assets solely for the benefit of the Partnership. All real and personal property owned by the Partnership shall be owned by the Partnership, and the Partners as such shall have no direct interest therein.

              (b) To the extent allowable under applicable law, title to all or any part of the properties of the Partnership may be held in the name of the Partnership or any other Person as nominee for the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner.

              (c) No Partner shall, either directly or indirectly, take any action to require partition or appraisement of the Partnership or of any of its assets or properties or cause the sale of any Partnership property for other than a Partnership purpose, and notwithstanding any provision of applicable law to the contrary, each Partner (and its legal representatives, successors and assigns) hereby irrevocably waives any and all right to maintain any action for partition or to compel any sale with respect to its Partnership Interest or with respect to any assets or properties of the Partnership, except as expressly provided in this Agreement.

         2.8. Limitation on Liability of Persons Related to Partners. Except as otherwise required by applicable law or as expressly agreed in writing, no director, trustee, officer, shareholder, partner, employee or agent of any Partner shall be personally liable for the payment of any sums owing by such Partner to the Partnership or any other Partner under the terms of this Agreement or for the performance of any other covenant or agreement of such Partner contained herein.

         2.9. Conflicts of Interest and Transactions with Affiliates.

              (a) Subject to the limitations expressly set forth herein, any Partner and any Affiliate of any Partner may engage in or possess an interest in any business or activity whatsoever, whether now existing or hereafter created, without any accountability to the Partnership or any Partner. This Agreement shall not give the Partnership or any Partner any interest in, or right to, any such business or activity or any proceeds, income or profit thereof or therefrom. No Partner shall be obligated to offer any business opportunity to the Partnership or any other Partner.

              (b) Subject to the limitations expressly set forth herein, the Partnership may enter into any arrangement, contract, agreement or business venture that is not prohibited under the Act with any Partner or any Partner's Affiliates. Each Partner understands and acknowledges that the conduct of the business of the Partnership will involve business dealings with such other business ventures or undertakings of the Partners and their Affiliates. Without limiting the generality of the foregoing, the Partnership, at the discretion of the General Partner, may borrow funds from any Partner or any Partner's Affiliates. Except to the extent otherwise expressly provided herein, any material transaction between the Partnership and any Partner or Affiliate of a Partner shall be on terms reasonably determined by the General Partner to be no less favorable than the terms which could be obtained from unrelated third parties.

         2.10. Statutory Compliance. The General Partner shall execute such further documents and take such further action as shall be appropriate to comply with the Act and all other all requirements of law for the formation and operation of a limited partnership in the State of Delaware and all other jurisdictions in which the Partnership may elect to do business.

                                     ARTICLE III

                                PARTNERSHIP INTERESTS

         3.1. In General.

              (a)  The Partnership has two (2) classes of Partnership
Interest: "General Partnership Interests," and "Class A Limited Partnership Interests," each of which shall be divided into units as provided in paragraph (c) below, which units shall evidence a Person's interest in a particular class of Partnership Interest. The Class A Limited Partnership Interests are sometimes referred to herein as "Limited Partnership Interests." The Partnership may create and issue additional classes of General or Limited Partnership Interests in accordance with Section 3.3 hereof.

              (b) Any Person may at the same time hold more than one class of Partnership Interest and, in such event, shall for the purposes of this Agreement be separately entitled to the rights afforded a Partner in each of such classes under this Agreement. If a General Partner contributes to the capital of the Partnership as a Limited Partner or acquires any Limited Partnership Interest, it shall be treated in all respects as a Limited Partner as to such Limited Partnership Interests.

              (c) Each class of Partnership Interest issued by the Partnership shall be divided into units ("Units") with each Unit within a class of Partnership Interest representing an equal undivided fractional share of each item of Partnership income, gain, and loss, and in each distribution of Partnership assets, allocable to the Units of that class of Partnership Interest. Accordingly, the General Partnership Interests shall be divided into GP Units and the Class A Limited Partnership Interests shall be divided into the Class A Units.

              (d) The aggregate total of Units for each class of Partnership Interest and the aggregate total of all Units outstanding shall be as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time, and each Partner shall be deemed to hold those Units set forth next to such Partner's name on Exhibit A attached hereto.

         3.2. Class A Units. The Class A Units shall be entitled to the rights of redemption specified in Article XV hereof and such voting and other rights as may be herein specified. Additional Class A Units are authorized for issuance in the future to acquire the Retained Interests as provided in
Section 3.6, upon the achievement of Discounts as provided in Section 3.7, pursuant to the Option Agreement and as otherwise provided for or contemplated by this Agreement.

         3.3. Creation and Issuance of Additional Partnership Interests.

              (a) Subject only to the limitations expressly set forth in this Agreement, the General Partner is hereby authorized to cause the Partnership from time to time to solicit and accept additional Capital Contributions from any Person and/or cause the Partnership to issue to the Partners (including the General Partner) or other persons (including, without limitation, in connection with the contribution of property to the Partnership) (i) additional Units representing General Partnership Interests and additional Units representing Class A Limited Partnership Interests, (ii) additional Partnership Interests and Units in one or more newly created classes of Partnership Interests, (iii) one or more series of any such classes of Partnership Interests (iv), rights, options, or warrants exercisable for or convertible into Partnership Interests, and (v) other securities or instruments of any type or class whatsoever. Any of the foregoing may be issued for cash, property, services, or such other type, form, and amount of consideration (including notes, other evidences of indebtedness or obligations of the Person acquiring the interest, rights, instrument or security, as the case may be) as the General Partner may determine to be appropriate.

              (b) Each class of Partnership Interest newly created and issued hereunder, and any series within such class, shall have such rights, privileges, preferences and designations, and be subject to such limitations, as the General Partner shall specify in its sole discretion, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interest; (ii) the right of each such class or series of Partnership Interest to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Interest upon dissolution and liquidation of the Partnership; (iv) the voting rights of such class or series; and (v) restrictions on transfer (in addition to the restrictions set forth in Section 11.1(b)).

              (c) The creation of an additional class of Partnership Interest permitted hereunder, or series within any such class, may be made by the General Partner by setting forth either in an amendment or an addendum to this Agreement the relative rights, obligations, duties, and preferences of each new class, or series within any such class, of Partnership Interests created. A copy of this Agreement as so amended, or the addendum as so adopted, as the case may be, shall be provided to each other Partner. Any filings necessary to be made under the Act or applicable law in connection with the creation of such interests shall be made by the General Partner on behalf of the Partnership.

              (d) No Limited Partner shall have any preemptive or preferential or similar right with respect to the issuance or sale of any Partnership Units.

         3.4. Issuance of Additional GP Units to General Partner. If the General Partner issues additional Common Shares and contributes the net proceeds thereof as a Capital Contribution to the Partnership, then the Partnership shall issue to the General Partner additional

GP Units equal to the number of Common Shares issued by the General Partner, the net proceeds of which are contributed to the Partnership.

         3.5. Other Provisions Relating to All Classes of Partnership
Interests.

              (a) Fractional Units may be issued, with the amount of any such fractional interest being rounded to the fourth decimal place.

              (b) By executing this Agreement, each Partner consents and authorizes the Partnership, acting solely through the General Partner, to issue, subject only to the express requirements hereof, such interests, instruments and securities upon such terms and conditions as the General Partner may from time to time determine to be appropriate.

              (c) Certificates for Units may be issued, at the request of the holder of any Units, but no Class A Units comprising Collateral may be certificated prior to the time such Units cease to be Collateral hereunder unless the certificates are delivered to the holder of the first priority security interest thereon, duly endorsed in blank for transfer or accompanied by duly executed transfer powers.

         3.6. Issuance of Class A Units Upon Exercise of Option to Acquire Retained Interests.

              (a) The Nichols Company and Safeguard each hereby grants to the Partnership the irrevocable right and option with respect to each Retained Interest owned by it as reflected on Exhibit D in a Title Holding Partnership to acquire, free and clear of any Encumbrance, such Retained Interest in exchange for Class A Units issued by the Partnership. The Partnership shall exercise its option hereunder by giving written notice to such effect to The Nichols Company or Safeguard, as the case may be, at least five (5) days prior to the exercise of such option. Such option may be exercised by the Partnership at any time prior to September 1, 1999 (the "Option Expiration Date"). The exercise notice shall contain the agreement of the Partnership to pay all Pennsylvania real estate transfer taxes that may become payable upon the transfer of such Retained Interest as a result of such option being exercised prior to the Option Expiration Date.

              (b) If the option granted pursuant to Section 3.6(a) has not been exercised prior to the Option Expiration Date, then on the Option Expiration Date, the Partnership shall acquire from The Nichols Company and Safeguard, and The Nichols Company and Safeguard shall each Transfer to the Partnership, all Retained Interests described in paragraph (a), free and clear of any Encumbrance.

              (c) Concurrently with the acquisition of the Retained Interests pursuant to paragraph (a) or (b) above, the Partnership shall cause Witmer Partnership or its designee to acquire all of The Nichols Company's Retained Interests owned by it reflected on

Exhibit D in each Title Holding Partnership owning a Portfolio A Property in exchange for Class A Units of Limited Partnership Interest in Witmer Partnership in accordance with the provisions of Section 13 of the Agreement of Limited Partnership dated November 21, 1995 of Witmer Partnership no later than the Option Expiration Date. The Partnership shall pay, or cause to be paid, all Pennsylvania real estate taxes that may become payable as a result of the acquisition of such Retained Interest prior to the Option Expiration Date.

              (d) Immediately upon Witmer Partnership acquiring such Retained Interests, the Partnership shall issue to The Nichols Company Class A Units in exchange for the Class A Units of Limited Partnership Interest in Witmer Partnership acquired by The Nichols Company in exchange for such Retained Interests.

              (e) The total number of Class A Units to be issued by the Partnership to acquire all of the Retained Interests and Class A Units of Witmer Partnership described in paragraphs (b) and (c) above shall be 44,322 Class A Units. At the closing for the Transfer of the Retained Interests and Class A Units of Witmer Partnership to the Partnership in accordance with the preceding paragraphs of this Section 3.6, the Partnership shall issue to Safeguard and The Nichols Company, or to their successors or designees, that number of such 44,322 Class A Units as is indicated opposite their names on Exhibit D and shall pay to each such person the amount, if any, that is equal to the aggregate amount that would have been distributed in respect of such Units had they been issued on the date hereof less any amounts distributed to such person after August 22, 1996 and prior to the date of such acquisition of the Retained Interests and Class A Units of Witmer Partnership from such person in respect of such person's Retained Interests and Class A Units of Witmer Partnership. All such Class A Units shall be, when issued, validly issued, fully paid, and, except as otherwise required under the Act, nonassessable.

         3.7. Issuance of Additional Class A and GP Units Upon Achievement of Mortgage Discounts.

              (a) If any Existing Mortgage Indebtedness is repaid or otherwise discharged or satisfied at a Discount as defined in Section 3.7(b), and as a result thereof additional net equity in the Property is realized, the Partnership shall issue the number of additional Class A Units and GP Units that is equal in the aggregate to (x) the dollar amount of the additional net equity so achieved divided by (y) $16.50 as adjusted in accordance with customary practice for stock splits, stock combinations and stock dividends occurring after the date hereof. Twenty-five percent (25%) of such additional Units shall be GP Units and issued to the General Partner; and the remaining seventy-five percent (75%) of such additional Units shall be Class A Units and issued to the persons identified on Exhibit C under the column entitled "Name of Limited Partners Entitled to Receive Class A Units Upon Realization Discount", which persons shall receive such Units in the relative proportions indicated thereon.

              (b) For purposes of this Section 3.7, "Discount" shall be the amount greater than zero obtained by subtracting from (A) the outstanding principal balance of such

Existing Mortgage Indebtedness immediately prior to its repayment, (B) the amount of the cash paid, plus the fair value of any other assets conveyed, to fully discharge the Identified Indebtedness. If such computation does not result in a number greater than zero, there shall be no Discount realized in the repayment of such Identified Indebtedness.

              (c) For purposes of this Section 3.7, the additional net equity in a Property realized through the repayment of Mortgage Indebtedness at a Discount shall be the amount, greater than zero, obtained by (A) if the original net equity of the Property is positive, (i) adding the amount of the Discount to the original net equity of the Property shown on Exhibit C, and
(ii) subtracting therefrom the original net equity assigned to the Property on Exhibit C; or (B) if the original net equity of the Property is negative, by subtracting from the Discount, the amount of such negative net equity.

              (d) Whenever the Partnership shall issue additional Class A Units to any person under this Section 3.7, it shall pay to each such person the amount, if any, that is equal to the aggregate amount that would have been distributed in respect of such Units had they been issued on the date hereof.

              (e) The persons identified on Exhibit C as being entitled to receive additional Units issuable under the circumstances set forth in this
Section 3.7 shall remain entitled to receive any such Units notwithstanding that any such person may, after the date hereof, cease to be a Partner.

         3.8. Register. The General Partner shall maintain a Register at the principal place of business of the Partnership setting forth the names and addresses and the number and class of Partnership Interests and Units held by each Partner. Upon any adjustment or cancellation of any Partner's Partnership Interest and Units, the General Partner shall make such adjustment or cancellation in the Register and send written notice thereof to the Partner so affected. Upon an assignment by a Partner of all or a part of its Partnership Interest and Units in the Partnership pursuant to the terms hereof and as permitted hereby, the General Partner shall register such assignment in the Register. The General Partner shall note on the Register any restrictions on the transfer of all or any part of any Partner's Partnership Interest and Units and any such Units that are held in escrow hereunder. In the absence of manifest error, the Register shall constitute conclusive evidence of the interest of each Partner and other Person in the Partnership Interests represented by the Units.

                                      ARTICLE IV

                                CAPITAL CONTRIBUTIONS

         4.1. Capital Contributions of the Partners.

              (a) As of the date hereof, each Partner owns the Partnership Interest represented by Units as set forth on Exhibit A attached hereto, which Exhibit may be amended from time to time by the General Partner to the extent necessary to reflect redemptions, conversions, additional Capital Contributions, the issuance of additional Partnership Interests and Units, or similar events having an effect on a Partner's ownership of a Partnership Interest and Units.

              (b) The Contributed Assets of the Partnership are indicated on Exhibit B hereof, which schedule may be amended from time to time by the General Partner to reflect additional contributions to the Partnership.

         4.2. Capital Contributions Generally. Except as otherwise expressly provided herein or to the extent that a Partner agrees to make a Capital Contribution to, or to purchase Partnership Interests from, the Partnership:
 no Partner shall be required to contribute any capital to the Partnership; no Partner may withdraw any of its capital from the Partnership; no Partner shall be required to make any loan to the Partnership; loans by a Partner to the Partnership shall not be considered a contribution of capital, shall not increase the Capital Account of the lending Partner or the lending Partner's ownership interest in the Partnership and the repayment of such loans by the Partnership shall not decrease, or result in any adjustment to, the Capital Account of the Partner making the loans; no interest shall be paid on any capital contributed to the Partnership by any Partner; under any circumstances requiring a return of all or any portion of a Capital Contribution, no Partner shall have the right to receive property other than cash; and no Partner shall be required at any time to restore any deficit in such Partner's Capital Account.

         4.3. No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

                                      ARTICLE V

                                   CAPITAL ACCOUNTS

         5.1. Establishment and Maintenance of Capital Accounts. A Capital Account shall be established for each Partner in the amount of such Partner's Capital Contribution to the Partnership as reflected on Exhibit B attached hereto, as such Exhibit may be amended from time to time by the General Partner. Unless otherwise provided in this Agreement, each Partner's Capital Account shall be determined and maintained in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv) (or any corresponding provision of succeeding law), and all provisions of this Agreement relating to the maintenance of Capital Accounts shall be interpreted and applied in a manner consistent therewith. If the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such regulations, the General Partner shall make such modifications. Pursuant to the foregoing accounting rules, a Partner's Capital Account shall be increased, decreased, adjusted, and maintained as provided in Article VII.

         5.2. Succession to Capital Accounts. Subject to Section 11.4, in the event of a transfer of any Partnership Interest permitted herein, the Capital Account of the transferor Partner that is attributable to the transferred Partnership Interest shall be carried over to the transferee of such interest and adjusted as provided in the Regulations under Code section 704.

         5.3. Certain Adjustments. In connection with any Capital Contribution to the Partnership in consideration for a Partnership Interest, or a distribution by the Partnership to a Partner in respect of a Partnership Interest, the General Partner shall be authorized to increase or decrease the Capital Accounts to reflect a revaluation of Partnership property as provided in Regulation Section 1.704-1(b)(2)(iv)(f).

                                      ARTICLE VI

                                    DISTRIBUTIONS

         6.1. Distributions. The General Partner shall cause the Partnership to distribute, on a quarterly or other basis as determined by the General Partner in its sole discretion, out of funds legally available therefor, such amount as the General Partner in its discretion shall determine, to the Partners of record as of the applicable Record Date, which distributions shall be made to the Partners pro rata based on the number of Units held by them as of such Record Date, subject to such preferential or subordinated distributions as may be required to be made by the Partnership on any additional class of Units that are hereafter created and that have a different right to share in partnership distributions than the GP Units and Class A Units. Notwithstanding the foregoing, the General Partner reserves the right to pro-rate distributions to incoming Limited Partners who were admitted during the applicable quarter or such other period in which a distribution hereunder is to be made (but excluding any incoming Limited Partners who received Units from an existing Limited Partner) and who held Partnership Units as of the applicable Record Date but held such Partnership Units for less than the entire period with respect to which the distribution hereunder is to be made, such pro-ration to be based on the number of days such Units were outstanding during the applicable period or any other method of pro-ration deemed equitable by the General Partner. In the event that pro-ration is made hereunder, the General Partner shall be authorized to adjust the amount of the distribution payable to all other Partners as the General Partner deems necessary. In no event may a Partner receive a distribution with respect to a Unit if such Partner is entitled to receive a distribution with respect to a Common Share for which such Unit has been exchanged, and such distribution shall be made to the Company.

         6.2. Distributions upon Liquidation. Liquidating distributions shall in all cases be made in accordance with the provisions of Section 13.5.

         6.3. Additional Distribution Rules.

              (a) Effective Date. Distributions shall be charged against the Partners' Capital Accounts as of the date the distributions are made.

              (b) Division Among Limited Partners. Except as may otherwise be provided herein or in the instruments creating a class of Partnership Interests, each distribution made to the Limited Partners of a given class pursuant to this Article VI shall be divided among the Limited Partners of such class so that each of them shall receive the same proportion thereof as the Units of such class owned by such Limited Partner bear to all Units of the same class then owned by all Limited Partners.

              (c) Obligation to Repay Distribution. In the absence of fraud or mistake, or except as otherwise required by law, no Partner shall have any obligation or responsibility to repay to the Partnership any distribution made by the Partnership to a Partner pursuant to this Agreement.

              (d) Legal Requirements. Notwithstanding anything contained herein to the contrary, the General Partner may withhold making a distribution to any Limited Partner, or to any transferee of a Limited Partner, until the Limited Partner or the transferee has provided the General Partner with all necessary information and assurances, including an opinion of counsel satisfactory to the General Partner requested by the General Partner, to determine that such distribution will be in compliance with all applicable laws.

              (e) Additional Distributions. If the Partnership has taxable income for any Fiscal Year then the Partnership shall, out of any funds legally available therefor, distribute to the Partners, in the proportions described in Section 6.1, on or before the 90th day following the end of the calendar year that includes the last day of such Fiscal Year, the amount necessary for the original holders of Class A Units issued on August 22, 1996 to pay federal, state and local income taxes with respect to such taxable income allocable to such Units, computed by multiplying such taxable income by the highest combined federal, state and local income tax rate applicable to any such Partner for the calendar year that includes the last day of the Fiscal Year in which such taxable income is allocated to such Partner. The Partnership shall not make a distribution under this Section 6.3(e) if it does not have sufficient cash on hand to fund such distribution.

         6.4. Taxes Withheld. Unless treated as a Tax Payment Loan (as hereinafter defined), any amount paid by the Partnership for or with respect to any Partner on account of any withholding tax or other tax payable with respect to the income, profits or distributions of the Partnership pursuant to the Code, the Regulations, or any state or local statute, regulation or ordinance requiring such payment (a "Withholding Tax Act") shall be treated as a distribution to such Partner for all purposes of this Agreement, consistent with the character or source of the income, profits or cash which gave rise to the payment or withholding obligation. To the extent that the amount required to be remitted by the Partnership under a Withholding Tax Act exceeds the amount then otherwise distributable to such Partner, the excess shall constitute a loan from the Partnership to such Partner (a "Tax Payment Loan") which shall be payable upon demand and shall bear interest, from the date that the Partnership makes the payment to the relevant taxing authority, at the federal tax underpayment rate, under section 6621(a)(2) of the Code, as reported from time to time. So long as any Tax Payment Loan or the interest thereon remains unpaid, the Partnership shall make future distributions due to such Partner under this Agreement by applying the amount of any such distribution first to the payment of any unpaid interest on all Tax Payment Loans of such Partner and then to the repayment of the principal of all Tax Payment Loans of such Partner. The General Partner shall have the authority to take all actions necessary to enable the Partnership to comply with the provisions of any Withholding Tax Act applicable to the Partnership and to carry out the provisions of this Section. Nothing in this Section shall create any obligation on the General Partner to advance funds to the Partnership or to borrow funds from third parties in order to make any payments on account of any liability of the Partnership under a Withholding Tax Act.

         6.5. In-Kind Distributions. If, at the discretion of the General Partner, any assets of the Partnership other than cash are distributed to the Partners in kind, such assets shall be valued on the basis of the fair market value thereof as determined by the General Partner in its reasonable discretion on the date of distribution. Without limiting the General Partner's discretion to make such a valuation or requiring that any such appraisal be made, the valuation of any asset by the General Partner on the basis of the determination of its fair market value by an independent appraiser shall be deemed to be a reasonable value for such asset and a reasonable exercise of such discretion. If any Partnership property other than cash is distributed to a Partner, the Capital Accounts of the Partners shall be adjusted to reflect the manner in which the unrealized income, gain, loss or deduction inherent in such property (that has not previously been reflected in the Partners' Capital Accounts) would be allocated among the Partners if there had been a taxable disposition of such property at its fair market value on the date of distribution.

The Capital Accounts of the Partner receiving a distribution in kind shall then be reduced by the fair market value of the property distributed. Subject to the limitations on such distributions in connection with any distribution of property of the Partnership in kind, including any distribution in connection with the liquidation of the Partnership, the General Partner need not distribute each asset ratably to all Partners, so long as all Partners concurrently receive distributions of cash and other property, valued as provided above, in the proportion to which they would otherwise be entitled.

                                     ARTICLE VII

                                     ALLOCATIONS

         7.1. Allocation of Net Income and Net Loss. After giving effect to the special allocations set forth in Section 7.2 hereof, Net Income or Net Loss shall be allocated among the Partners as follows:

              (a) Net Income for any Fiscal Year shall be allocated first to the Partners until the cumulative amount of Net Income allocated pursuant to this Section 7.1(a) is equal to the cumulative amount of Net Loss allocated to the Partners pursuant to Section 7.1(b) hereof for all prior periods (without duplication) in reverse order to which prior Net Loss was allocated. Thereafter, Net Income shall be allocated to the Partners in accordance with their Percentage Interests.

              (b) Net Loss for any Fiscal Year shall be allocated first, to the extent Net Income has been allocated pursuant to Section 7.1(a) hereof for any prior Fiscal Year (pro rata among the Partners in proportion to their share of the Net Income being offset); provided that to the extent any allocations of Net Income are offset pursuant to this Section, such allocations shall be disregarded for purposes of computing subsequent allocations pursuant to this Section 7.1(b). Thereafter, Net Loss shall be allocated to the Partners in accordance with their Percentage Interests.

              (c) Notwithstanding the provisions of Section 7.1(b), no amount of Net Loss shall be allocated to any Partner if such allocation would cause or increase a deficit balance in such Partner's Capital Account, after adjusting such Capital Account for the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4),(5), and (6) to the extent required therein and increasing such Capital Account by such Partner's share of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt, if any. Rather, such Net Loss shall be allocated to the General Partner and, to the extent Losses have been so allocated, then, notwithstanding Section 7.1(a), subsequent Net Income shall be allocated one hundred percent (100%) to the General Partner until the aggregate amount of Net Income allocated under this Section 7.1(c) for the current Fiscal Year and all previous Fiscal Years is equal to the aggregate amount of Net Loss allocated to the General Partner under this Section 7.1(c).

         7.2. Special Allocations. Notwithstanding anything to the contrary contained in this Agreement, the following allocations shall be made as applicable:

              (a) Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or
(f)(3)), each Partner shall be specially allocated items of Partnership income and gain for each year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(g). This paragraph (a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph (a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

              (b) Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulation Section 1.704-2(i)(4)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4) and (j)(2). This paragraph (b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph (b) shall be made in proportions to the respective amounts required to be allocated to each Partner pursuant hereto.

              (c) Qualified Income Offset. In the event a Partner receives any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), and such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This paragraph (c) is intended, among other things, to meet the requirements for a "qualified income offset" under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

              (d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

              (e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Regulation
Section 1.704-2(b)(4) and (i)(1)).

              (f) Curative Allocations. The Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the cumulative net amount of allocations of Partnership items under Sections 7.1 and 7.2 shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred. This paragraph (f) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "Regulatory Allocations" shall mean the allocations provided under this Section 7.2 (save paragraphs (d) and (f) hereof).

         7.3. Tax Allocations.

              (a) Generally. Subject to paragraphs (b), (c) and (d) hereof, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.

              (b) Sections 1245/1250 Recapture. If any portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Code Sections 1245 or 1250 ("Affected Gain"), then such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and other Tax Items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to clause (i) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

              (c) Allocations Respecting Section 704(c) and Revaluations. Notwithstanding paragraph (b) hereof, Tax Items with respect to Partnership property that is subject to Code Section 704(c) and/or Regulation Section 1.704-1(b)(2)(iv)(f) (collectively "Section 704(c) Tax Items") shall be allocated in accordance with said Code section and/or Regulation Section 1.704-1(b)(4)(i), as the case may be. The Partnership shall apply the "traditional method" for such allocations, as described in Regulation Section 1.704-3(b), and the allocation of Tax Items shall be subject to the ceiling rule stated in Regulation Section 1.704-3(b)(1).

              (d) Pre-contribution Gain. In the event that, during any fiscal year or other applicable period, any Title Holding Partnership allocates to the Partnership Pre-contribution Gain (as defined below), each Partner (or its successors in interest) who, pursuant to Article IV hereof, contributed to the capital of the Partnership the Contributed Asset to which a distributive share of Pre-contribution Gain is attributable shall be allocated that Pre-contribution Gain in accordance with its respective interest in such Pre-contributed Gain. For purposes hereof, "Pre-contribution Gain" shall mean, with respect to each Property owned by a Title Holding Partnership, that unrealized gain attributable to the excess of the fair market value of such Property on the date at which the Contributed Asset is contributed to the capital of the Partnership pursuant to Article IV hereof, over the adjusted tax basis of such Property on the date of such contribution; provided, however, that the amount of any Pre-contribution Gain associated with a Property shall be adjusted to account for allocations made in accordance with the provisions of paragraph (c) of this Section 7.3 and shall not, in any event, exceed that amount of gain actually allocated to the Partnership by a Title Holding Partnership as a result of the sale or other disposition of such Property.

                                     ARTICLE VIII

         EXPENSES; RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER;
                        VOTING RIGHTS OF LIMITED PARTNERS

         8.1. Expenses Borne by the Partnership.

              (a) The Partnership shall pay all fees and other costs that it incurs for legal, accounting and other services provided to the Partnership by third parties, including, without limitation, costs and expenses incurred in connection with the preparation and maintenance of the books and records, financial statements, and tax returns of the Partnership. The General Partner shall be entitled to reimbursement by the Partnership for any such expenditures incurred by the General Partner on behalf of, or for the benefit of, the Partnership.

              (b) All fees, costs and expenses incurred by BRT for employee salaries, as well as for legal, accounting and other services in connection with the preparation and maintenance of BRT's books and records, financial statements, tax returns and reports to shareholders and the Securities and Exchange Commission (collectively, "BRT Administrative Expenses") shall be paid by the Partnership (or reimbursed to BRT, if paid by BRT); provided, however, that if BRT acquires and holds any Properties outside of, and not for the benefit of, the Partnership, then BRT Administrative Expenses to be paid (or reimbursed) by the Partnership hereunder shall be reduced to an amount that is fair and equitable to the Partnership under the circumstances, as determined by the General Partner in its sole discretion.

         8.2. Powers and Duties of General Partner.

              (a) The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided and subject to Sections 8.3 and 8.4 hereof, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein and subject to Sections 8.3 and 8.4 hereof, the General Partner shall exercise all of the powers of the Partnership and have specifically, without limiting the foregoing, the right, power and authority:

                   (i) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the business or purposes of the Partnership;

                   (ii) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein and interests in Entities investing therein, and to determine the manner in which title thereto is to be held; to manage (directly or through property managers), insure against loss, protect and subdivide any of the real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to re-subdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, to mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to collect all rental and other income accruing to the Partnership; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on said premises; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in such land trust;

                   (iii) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary or appropriate by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

                   (iv) To enter into, make, amend, perform and carry out or cancel and rescind, contracts and other obligations on behalf of the Partnership and to cause all Administrative Expenses to be paid;

                   (v) To borrow money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature (including interest rate swaps, caps and hedges) with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

                   (vi) To pledge, hypothecate, mortgage, assign, deposit; deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to effect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

                   (vii) To sell or otherwise dispose of any or all assets of the Partnership;

                   (viii) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership and to settle claims under such insurance;

                   (ix) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of the same; to make deposits and withdraw the same and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts; to pay all taxes, assessments, rents and other impositions applicable to the assets of the Partnership and to seek to reduce the same; to invest all monies of the Partnership;

                   (x) To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

                   (xi) To confess judgment against the Partnership;

                   (xii) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed including, without limitation, the execution and delivery on behalf of the Partnership of notes, mortgages, deeds of trust and like instruments;

                   (xiii) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

                   (xiv)     To maintain the Partnership's books and records;

                   (xv) To prepare and deliver, or cause to be prepared and delivered by the Partnership's accountants, all financial and other reports with respect to the operations of the Partnership, and all federal and state tax returns and reports;

                   (xvi) To act in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any Person, including the Partnership, with respect to any business of the Partnership;

                   (xvii) To become a partner or member in, and perform the obligations of a partner or member of, any general or limited partnership or limited liability company;

                   (xviii)   To apply for, register, obtain, purchase or
otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

                   (xix) To pay or reimburse any and all actual fees, costs and expenses incurred in the formation and organization of the Partnership;

                   (xx) To do all acts which are necessary, customary or appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves;

                   (xxi) To exercise all rights, and to perform all duties, responsibilities and obligations, granted to or required of the General Partner by this Agreement;

                   (xxii) In general, to exercise all of the general rights, privileges and powers permitted to be had and exercised by the provisions of the Act; and

                   (xxiii)   To issue additional classes or series of
Partnership Interests or Partnership Units.

              (b) Notwithstanding Section 8.2(a), the Management Company, as and to the extent determined by the General Partner, may (i) provide the Partnership with all office space and administrative services needed by the Partnership in the ordinary course of its business, and (ii) perform all of its duties under management contracts entered into for the management of Properties. All costs and expenses of the Management Company so incurred, such as for office rent, telephone, postage, travel and entertainment, and compensation of officers and employees and other overhead shall be borne by the Management Company out of the management fees payable under its management contracts and shall not be separately charged back to the Partnership, except for compensation and other related expenses of property management and maintenance personnel that are permitted under a management contract to be charged against a Property.

         8.3. Required Notice. The Partnership shall not refinance or pay off (other than payments of principal and interest in accordance with the existing mortgage amortization schedule) the mortgage indebtedness identified on Exhibit C that encumbers the Property at 7310 Tilghman Street without the consent of Safeguard unless it shall first have given Safeguard at least thirty (30) days' prior written notice thereof.

         8.4. Proscriptions. Notwithstanding Section 8.2 hereof, the General Partner shall not have the authority to:

              (a)  Do any act in contravention of this Agreement;

              (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes;

              (c)  Do any act in contravention of applicable law; or

              (d) Without the consent of the holders of at least fifty percent (50%) of the then outstanding Class A Units, cause the Partnership to make a general assignment for the benefit of creditors, or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the Partnership's assets, or commence any proceeding seeking relief for the Partnership under any provision of the federal Bankruptcy Code 11 U.S.C. Section 101 et seq. or any other federal or state law relating to insolvency, bankruptcy or reorganization.

         Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or other instrument on behalf of the Partnership, and any such third Person shall be fully protected in relying upon such authority.

         8.5. Compensation of the General Partner. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner except with respect to reimbursement for those costs and expenses pursuant to Section 8.1 hereof including those constituting BRT Administrative Expenses; provided that nothing in this Section 8.5 hereof shall preclude the General Partner from receiving the distributions, payments and allocations to which it may be entitled under this Agreement.

         8.6. Waiver and Indemnification.

              (a) Except as otherwise provided in Article XVIII, neither the General Partner nor any Person acting on its behalf, pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by it within the scope of the authority conferred upon the General Partner by this Agreement and the Act, provided that the General Partner's or such other Person's conduct or omission to act was taken in good faith and in the belief that such conduct or omission was in the best interests of the Partnership and, provided further, that the General Partner or such other Person shall not be guilty of fraud, willful misconduct or gross negligence as determined by a court of competent jurisdiction.

              (b) The Partnership shall, and hereby does, indemnify and hold harmless the General Partner and its Affiliates and any individual acting on their behalf from any loss, cost or expense, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of any act performed by them for or on behalf of the Partnership or the General Partner, or omitted to be performed by them, in accordance with the standards set forth above or in enforcing the provisions of this indemnity; provided, however, no Partner or any of its Affiliates shall have any personal liability with respect to the foregoing indemnification, and any such liability or indemnification shall be satisfied solely out of the assets of the Partnership.

              (c) All rights of any indemnitee hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the Partnership is liquidated hereunder. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all other rights, remedies and recourse to which the person seeking indemnification shall be entitled, whether at law or at equity.

         8.7. Operation in Accordance with REIT Requirements. The Partners acknowledge and agree that the Partnership shall be operated in a manner that will enable the General Partner to (a) satisfy the REIT Requirements and (b) avoid the imposition of any federal income or excise tax liability on either the General Partner or the Partnership. Notwithstanding any provision of this Agreement, the General Partner shall not be required to take any action which would result in the General Partner ceasing to satisfy the REIT Requirements or the imposition of any federal income or excise tax liability on the General Partner.

         8.8. Reliance by Third Parties.

              (a) Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially.

              (b) Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner shall be conclusive evidence in favor of any and every person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

         8.9. Other Matters Concerning the General Partner.

              (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, or other document believed by it to be genuine and to have been singed or presented by the proper party or parties.

              (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional expertise shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

              (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and any attorney or attorneys-in-fact duly appointed by the General Partner; and any Person dealing with the Partnership shall be entitled to rely on any certificate, document or other instrument executed on behalf of the Partnership by a duly authorized officer or by a duly authorized attorney or attorneys-in-fact of the General Partner. Each such attorney-in-fact shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

              (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect or further the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Nothing however in this Agreement shall be deemed to give rise to any liability on the part of the Limited Partners for the General Partner's failure to qualify or continue to qualify as a REIT or failure to avoid incurring any taxes under the foregoing Sections of the Code.

         8.10.     Meetings of Partners.

              (a) Meetings of Partners may be called at any time by the General Partner to consider, and shall be so called so that the Partners may act on, any matter on which they are entitled to act under the terms of this Agreement or the Act. In addition, the General Partner shall call a meeting of Class A Limited Partners when directed to do so by holders of not less than twenty-five percent (25%) of the then outstanding Class A Units. Such direction shall be given by delivering to the General Partner a request in writing stating that such holders desire to call a meeting and indicating the general or specific purpose for which the meeting is to be called.

              (b)  The General Partner may fix a date not more than sixty
(60) nor less than five (5) days preceding the date of any meeting of Partners, or preceding the last day on which the consent of Partners may be effectively expressed for any purpose without a meeting, as a record date for the determination of the Partners entitled to notice of, and to vote at, such meeting or to express such consent. In either such case, such Partners, and only such Partners as shall be Partners of record on the Record Date shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, or to express such consent, as the case may be, notwithstanding any transfer of any Partnership Interest on the Register after any such Record Date fixed as aforesaid.

              (c) Notice of any meeting at which Partners are entitled to vote, or of any matter upon which action by written consent of such Partners is to be taken, shall be given to each Partner of record not less than five
(5) nor more than sixty (60) days prior to the date of such meeting or the date on which consent must be given, as the case may be. Each such notice will include a statement setting forth (i) the date, time and place of the meeting or the date by which such action is to be taken, (ii) a description of the matter on which such Partners are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

              (d) Except as otherwise provided by law, at any meeting of Partners, the holders of a majority of the Units entitled to vote as such meeting shall constitute a quorum at such meeting. In the absence of a quorum, the holders of a majority of the Units entitled to vote thereat present in person or by proxy may adjourn any meeting, from time to time, until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

              (e) Each Partner entitled to vote at a meeting or entitled to express consent to Partnership action in writing without a meeting may authorize another person or persons to act for him by proxy. A proxy acting for any Partner shall be duly appointed by an instrument in writing subscribed by such Partner and reasonably acceptable in form and substances to the General Partner. Except as otherwise provided by law, no vote on any question upon which a vote of the Partners may be taken need be by ballot unless the General Partner shall determine that it shall be by ballot or the holders of a majority of all Units present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot each ballot shall state the Partnership Interests voted and the name of the Partner or proxy voting. Unless otherwise provided by law or by this Agreement, all questions shall be decided by the vote of the holders of a majority of the Units present in person or by proxy at the meeting and entitled to vote on the question.

              (f) Any action required to or which may be taken at a meeting of Partners may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all Units entitled to vote thereon were present and voted, and shall be delivered to the Partnership by delivery to the General Partner (who shall have custody of the books in which proceedings of meetings of Partners are recorded). Prompt notice of the taking of action without a meeting shall be given to the Partners entitled to vote who have not consented in writing.

              (g) The General Partner, in its sole discretion, shall establish all other provisions relating to meetings of Partners, in addition to those expressly provided herein, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Partner, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote, in each case consistent with the terms hereof and in accordance with the Act.

                                      ARTICLE IX

                                ACCOUNTING AND RECORDS

         9.1. Books and Records. The General Partner shall keep books of account for the Partnership in accordance with the method of accounting used for federal income tax purposes. Upon at least five (5) Business Days' prior notice to the General Partner, any Limited Partner shall have the right, to the extent provided for in the Act, to inspect and copy at its own expense the Partnership's books and records during normal business hours.

         9.2. Annual Reports.

              (a) Not later than ninety (90) days after the end of each Fiscal Year (or such earlier date as may be required under the Code) the General Partner shall deliver to each Partner a report indicating each Partner's share for federal income tax purposes of the Partnership's income, credits and deductions for the immediately preceding Fiscal Year, together with all other information concerning the Partnership which may be required by the Code from time to time.

              (b) The General Partner shall furnish to the Limited Partners within 120 days after the end of each Fiscal Year Audited Financial Statements of the General Partner and may also furnish the Limited Partners with such other periodic reports concerning the Partnership's business and activities as the General Partner considers necessary to advise all Partners properly about their investment in the Partnership and shall, upon the written request of any Limited Partner, provide such Partner with:
         (i) a copy of any report filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934;

                   (ii) a copy of the Partnership's federal, state and local income tax returns for each Fiscal Year;

                   (iii) a current list of the name and last known business, residence or mailing address of each Partner; and

                   (iv) a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed.

              (c) Notwithstanding any other provision of this Section 9.2, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business, or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

         9.3. Tax Returns. The General Partner shall cause all income and other tax returns of the Partnership to be prepared and filed in a timely manner. The General Partner shall be the Tax Matters Partner (as defined in section 6231(a)(7) of the Code) of the Partnership.

         9.4. Fiscal Year. The fiscal year ("Fiscal Year") of the Partnership shall be the calendar year.

         9.5. Bank Accounts. All funds of the Partnership shall be deposited in such accounts established in the Partnership's name with such financial institutions as may be determined from time to time by the General Partner. Withdrawals from any such accounts shall be made in the Partnership's name upon the signature of such officers of the General Partner and such other signature or signatures, if any, as the General Partner shall from time to time designate. Funds in such accounts shall not be commingled with the funds of any Partner.

                                      ARTICLE X

                             CHANGES IN GENERAL PARTNERS

         10.1. Permitted Assignment of General Partnership Interest. The General Partner shall not have the right to resign or withdraw or to Transfer all or any portion of its General Partnership Interest represented by GP Units, except that the General Partner may (a) assign all or a portion of its General Partnership Interest represented by outstanding GP Units to a substitute or additional General Partner permitted under Section 10.2; (b) assign its General Partnership Interest represented by outstanding GP Units to any Entity that has acquired, or in connection with such assignment will acquire, by merger, consolidation or otherwise, substantially all of its assets or equity interests and has been designated to succeed to its rights and obligations under this Agreement in accordance herewith; and (c) pledge or grant a security interest in its right to receive payments and distributions under this Agreement. In connection with any Transfer described in clauses (a) and (b) of all the General Partnership Interest, the General Partner may withdraw as such upon the admission of the assignee. Sections 10.2 and 10.4 shall apply in the case of a Transfer of all or a portion of a General Partnership Interest.

         10.2. Admission of Additional General Partners. One or more additional or substitute General Partners may be admitted to the Partnership from time to time by the General Partner in the circumstances contemplated by
Section 10.1, provided the additional or substitute general partner is reasonably expected, as determined by a majority of the Board of Trustees of BRT, to be able to fulfill the duties of a general partner hereunder. Otherwise, no additional General Partner may be admitted to the Partnership except as provided in Section 13.2. The terms of such assignment and the nature of the duties of the newly admitted General Partner shall be as agreed upon between the General Partner and such additional General Partner.

         10.3.     Effect of Withdrawal of General Partner.

              (a) Upon the occurrence of an Event of Withdrawal of the General Partner (other than one permitted by Section 10.1), the General Partner shall cease to be such, and its General Partnership Interest shall be converted to an undesignated Limited Partnership Interest entitling the holder thereof to the same share of the Partnership's income, gain, loss, deduction and distributions as are allocated to the General Partner hereunder, subject to the Partnership's right to set off (i) any damages caused to the Partnership if the Event of Withdrawal is in violation of this Agreement and (ii) any obligation of the General Partner under paragraph (b).

              (b) Upon the occurrence of an Event of Withdrawal of the General Partner, the General Partner shall pay to the Partnership in cash the amount of any deficit balance in its Capital Account unless the Event of Withdrawal is permitted by Section 10.1.

         10.4. Liability of a Withdrawn General Partner. Any General Partner who shall commit or suffer an Event of Withdrawal or shall otherwise withdraw from the Partnership shall remain liable for obligations and liabilities incurred by it as General Partner prior to the occurrence of such Event of Withdrawal or other withdrawal, but it shall be free of any such obligation or liability incurred on account of the activities of the Partnership thereafter.

                                      ARTICLE XI

                      TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

         11.1.     General Transfer Provisions and Restrictions.

              (a) Subject to the restrictions set forth in this Section 11.1, any Limited Partner may Transfer all or any portion of, or right in or to, his or its Limited Partnership Interest, without the consent of the General Partner or any other Partner, except that no Limited Partner may Transfer Class A Units comprising Collateral in violation of the provisions of Article XVIII below.

              (b)  Notwithstanding the foregoing,

                   (i) No Transfer of any Limited Partnership Interest shall be permitted if, in the opinion of the General Partner based on the advice of counsel, there is a significant possibility that such Transfer:

                        (A) may not be effected without registration under the Securities Act of 1933, or would result in the violation of any applicable state securities laws; or

                        (B)  would result in the termination of the
Partnership within the meaning of section 708 of the Code, or would have a material adverse effect on any Partner for federal income tax purposes; or

                        (C) would cause the Partnership to be taxed other than as a partnership for federal income tax purposes or impair the ability of the Partnership to take advantage of any favorable tax election or treatment as a result of being taxed as a partnership (whether such impairment shall arise from the termination of the Partnership for federal tax purposes or otherwise); or

                        (D) would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); or

                        (E) would cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; and

                   (ii) No Limited Partner shall effect any Transfer:

                        (A) to any person or entity who lacks the legal right, power or capacity to own Partnership Units;

                        (B) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) to which the Partnership is a party or is otherwise bound;

                        (C) of any component portion of Partnership Units, such as the Capital Account, or rights to distribution, separate and apart from all other components of Partnership Units; or

                        (D) in the event such Transfer would cause BRT or any successor thereto to cease to comply with the REIT Requirements.


         In furtherance of this subsection, the General Partner and the Partnership shall in no event recognize any trade of a Limited Partnership Interest in a secondary market or the substantial equivalent thereof and shall take such actions as are necessary so that such trades are not recognized.

              (c) All Transfers of Limited Partnership Interests shall be by instrument in form and substance reasonably satisfactory to the General Partner. Any Transfer of Limited Partnership Interests in violation of this Agreement shall be null and void ab initio and shall not operate to vest any rights in any transferee.

              (d) In no event shall the Partnership dissolve or terminate upon the admission of any Partner to the Partnership or upon any permitted Transfer of a Partnership Interest by any Partner. Each Partner hereby waives its right to dissolve, liquidate or terminate the Partnership in such event. No Transfer of any Limited Partnership Interest in the Partnership shall constitute a change of Control of the Partnership.

         11.2. Expenses. All expenses of the Partnership and of the Partners occasioned by a Transfer permitted under Section 11.1 shall be borne by the Partner effecting such Transfer.

         11.3. Allocations with Respect to Transferred Interest. Upon the permitted Transfer of all or any part of a Partnership Interest, each item of Partnership income (or loss) and deduction allocable to such Partnership Interest shall be pro rated (as to the Transferred Partnership Interest) between the transferor and transferee on the basis of the number of days in the taxable year of the Partnership preceding (and including) and succeeding, respectively, the date as of which the assignment is executed. Unless otherwise agreed by the Transferor and Transferee Partners and written notice of such agreement has been given to the General Partner, gain or loss from the sale or other taxable disposition of a Partnership capital asset shall be allocated to the Persons who were Partners at the time such gain or loss was recognized by the Partnership.

         11.4. Section 754 Election. The General Partner may, in its sole discretion, cause the Partnership to elect, pursuant to section 754 of the Code, to adjust the basis of Partnership property as provided in sections 734(b) and 743(b) of the Code. The General Partner shall be responsible for determining the adjustments required or permitted by said sections of the Code, except that, in the case of any adjustment required or permitted under section 743(b) of the Code, the Transferee Partner or Partners shall be solely responsible for determining the adjustments required thereunder unless such Partner or Partners provide the General Partner with all the information necessary for the General Partner to determine the adjustments. If any adjustments to the basis of Partnership property are made pursuant to section 732(d), 734(b) or 743(b), the capital accounts of the Partners shall be adjusted as specified in Regulation Section 1.704-1(b)(2)(iv)(m).

         11.5. Transferee's Rights. The Transfer of a Limited Partnership Interest in accordance with this Agreement entitles the transferee, subject to Section 11.3, to share in such profits and losses, to receive such distributions, and to receive such allocations of income, gain, loss, deduction, or credit or similar item to which the transferor Partner was entitled (to the extent of the interest Transferred) but does not entitle the transferee to become or to exercise any other rights of a Partner unless and until the transferor Partner has advised the General Partner that such transferor Partner is to be admitted as a Partner pursuant to Article XII.

                                     ARTICLE XII

                                ADMISSION OF PARTNERS

         12.1. Procedure. Substitute or additional General or Limited Partners may be admitted to the Partnership as a result of a permitted Transfer of Partnership Interests pursuant to Article X or XI. Additional General or Limited Partners shall also be admitted to the Partnership as a result of the issuance of additional Partnership Interests pursuant to
Article III. Each substitute or additional Partner shall sign a supplement to this Agreement at the time such Partner is admitted confirming the admission of the new Partner hereunder, and containing such Person's binding agreement to be bound by all of the terms of this Agreement.

         12.2.     Admission.    In connection with the admission of any new
Partner to the Partnership, the General Partner shall have the power, right and authority to amend this Agreement and any applicable Exhibit or Schedule hereto to reflect the rights and obligations of such new Partner, including without limitation its obligations to contribute to the capital of the Partnership, rights to distributions, and rights to approve or consent to Partnership actions.

                                     ARTICLE XIII

                       DISSOLUTION, LIQUIDATION AND WINDING-UP

         13.1. Events of Dissolution. The occurrence of any of the following shall constitute an event of dissolution of the Partnership (an "Event of Dissolution"):

              (a) the expiration of the term of the Partnership as provided in Section 2.5;

              (b) the sale or other disposition in a single transaction or series of related transactions of all or substantially all of the assets of the Partnership unless such sale or other disposition involves any deferred payment of the consideration for such sale or disposition, in which case the General Partner may elect to defer the dissolution of the Partnership until the last day of the Fiscal Year during which the Partnership shall receive the balance of such deferred payment;

              (c) subject to Section 13.2, the occurrence of an Event of Withdrawal with respect to a General Partner;

              (d) the acquisition by a single Person of all of the Partnership Interests;

              (e) the issuance of a decree of dissolution by a court of competent jurisdiction pursuant to the Act; or

              (f) the consent of the General Partner and the holders of at least a majority of the then outstanding Class A Units.

         13.2.     Continuation of the Business of the Partnership After
Dissolution.

              (a) Notwithstanding Section 13.1(c), if, at the time of an Event of Withdrawal, there shall be one or more General Partners not affected by the Event of Withdrawal, then such other General Partner or General Partners shall (and are hereby authorized to) carry on the business of the Partnership, and if they do so, the Partnership shall not be liquidated and its business wound up.

              (b) Notwithstanding Section 13.1(c), at the time of an Event of Withdrawal to which subsection (a) is not applicable, the Partnership shall not be liquidated and its business wound up if, within 90 days after the occurrence of the Event of Withdrawal, Limited Partners owning a majority of the Units of each class then outstanding agree in writing to continue the business of the Partnership and to the appointment of one or more replacement General Partners who agree to serve as such.

         13.3. Effect of Event of Dissolution. Upon the occurrence of an Event of Dissolution, unless otherwise provided in Section 13.2, the Partnership shall be dissolved and shall continue solely for the purposes of winding up its business and liquidating in accordance with this Article XIII all of its assets and collecting the proceeds from such liquidation, at which time the Partnership shall be wound up. Unless the business of the Partnership is continued as provided in Section 13.2, after the occurrence of an Event of Dissolution, the Partnership shall engage in no further business other than as necessary to operate on an interim basis and for the Partnership to collect its receivables, liquidate its assets and pay or discharge its liabilities in accordance with this Article XIII.

         13.4. Accounting. In the event of the dissolution, liquidation and winding-up of the Partnership, a proper accounting (which shall be certified) shall be made of the Capital Account of each Partner and of the Net Income or Net Losses of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report thereon of a certified public accountant selected by the Liquidating Trustee.

         13.5.     Distribution on Dissolution.

              (a) In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution and distributed in the following rank and order:

                   (i) First, for payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

                   (ii) Next, for establishment of reserves as provided by the Liquidating Trustee to provide for contingent liabilities, if any;

                   (iii) Next, for payment of debts of the Partnership to Partners, if any, in the order of priority provided by law; and

                   (iv) Last, for payment to the General Partner and to the holders of the Class A Units, in accordance with the positive balances in their respective Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than those adjustments made pursuant to this Section 13.5(a)(iv)).

              (b) Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (a)(ii) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions.

         13.6. Timing Requirements. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to Section 13.5(a) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs, or (ii) ninety (90) days after the date of such liquidation.

         13.7. Sale of Partnership Assets. In the event of the liquidation of the Partnership in accordance with the terms of this Agreement, the Liquidating Trustee may sell Partnership or Title Holding Partnership property if the Liquidating Trustee has in good faith solicited bids from unrelated third parties before making any such sale; provided, however, all sales, leases, encumbrances or transfers of Partnership assets shall be made by the Liquidating Trustee solely on an "arm's-length" basis, at the best price and on the best terms and conditions as the Liquidating Trustee in good faith believes are reasonably available at the time and under the circumstances and on a non-recourse basis to the Limited Partners. The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied, released or assumed by the General Partner. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied.

         13.8. Distributions in Kind. In the event that it becomes necessary to make a distribution of Partnership property in kind, the Liquidating Trustee may transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in them undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of
Section 13.5 hereof.

         13.9. Documentation of Liquidation. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

         13.10. Liability of the Liquidating Trustee. The Liquidating Trustee shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidating Trustee's taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidating Trustee shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of (a) a matter entirely unrelated to the Liquidating Trustee's action or conduct pursuant to the provisions of this Agreement; or (b) the willful misconduct or gross negligence of the Liquidating Trustee.

                                     ARTICLE XIV

                    RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

         14.1. No Participation in Management. The Limited Partners shall not take part in the management or control of the Partnership's business, transact any business in the Partnership's name, have the power to sign documents for or otherwise bind the Partnership or except as required by the Act or expressly provided by this Agreement, have any right to vote on or consent to any matter, provided, however, that nothing in the foregoing shall be deemed to prohibit or preclude any Limited Partner or its Affiliates from serving as an officer, trustee, director or employee of the General Partner or its Affiliates or otherwise transacting business with the Partnership.

         14.2. Death, Incompetence, Bankruptcy, Etc. The death, incompetence, Bankruptcy, dissolution or liquidation of a Limited Partner shall not cause a dissolution of the Partnership. The rights of such a Limited Partner to share in the income and losses of the Partnership, to receive distributions and to assign its Partnership Interest pursuant to this Article, on the happening of such an event, shall devolve on such Limited Partner's beneficiary or other successor, executor, administrator, guardian or other legal representative for the purpose of settling the estate or administering the property of such Limited Partner. Such successor or personal representative, however, shall be admitted as a Limited Partner only upon compliance with the requirements set forth in Article XII.

         14.3. No Withdrawal. No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

         14.4. Power of Attorney. Each Limited Partner constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

         14.5. Limited Liability of Limited Partners. The Limited Partners shall not be personally liable for any obligations or debts of the Partnership to third parties, except to the extent provided in the Act.

                                      ARTICLE XV

                    GRANT OF REDEMPTION RIGHTS TO LIMITED PARTNERS

         15.1.     Grant of Redemption Rights.

              (a) The Partnership does hereby grant to each Limited Partner owning Class A Units and each such Limited Partner does hereby accept the right, but not the obligation (hereinafter such right sometimes referred to as the "Redemption Right"), to require the Partnership to redeem, for cash, on the Specified Redemption Date all or any portion of the Class A Units held by such Limited Partner at a redemption price equal to the Cash Amount. The Redemption Right of a Limited Partner may be exercised on one or more occasions by the Limited Partner. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner (the "Redeeming Partner") who is exercising the Redemption Right. A Limited Partner may not exercise the Redemption Right as to fewer Class A Units than the number of such Units that is equal to the lesser of (a) 100 Units or (b) all of the Class A Units held by such Limited Partner. Neither the Redeeming Partner nor any assignee of any Limited Partner shall have any right with respect to any Class A Units so redeemed to receive any distributions from the Partnership made after the Specified Redemption Date. The assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 15.1, and such Limited Partner shall be deemed to have assigned such rights to such assignee and shall be bound by the exercise of such rights by such Limited Partner's assignee. In connection with any exercise of such rights by such assignee on behalf of such Limited Partner, the Cash Amount shall be paid by the Partnership directly to such assignee and not to such Limited Partner.

              (b) The General Partner may, in connection with the issuance by the Partnership of additional Class A Units, impose restrictions on the exercise by the Limited Partners owning such Class A Units of the Redemption Right for such period of time as the General Partner may designate.

         15.2.     General Partner Exchange.

              (a) Notwithstanding the provisions of Section 15.1, if a Limited Partner elects to exercise the Redemption Right, the General Partner may, in its sole and absolute discretion, elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either the Cash Amount or the GP Shares Amount for each Class A Unit redeemed, as elected by the General Partner (in its sole and absolute discretion) on the Specified Redemption Date, whereupon the General Partner shall acquire the Class A
Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Interests.

              (b) In the event that the Partnership shall fail to pay the Cash Amount to any Redeeming Partner on the Specified Redemption Date pursuant to Section 15.1, and the General Partner shall not have elected pursuant to Section 15.2(a) to assume the obligations of the Partnership with respect thereto, the General Partner shall on the Specified Redemption Date contribute to the capital of the Partnership in cash (or, at its election, pay directly to the Redeeming Partner the full Cash Amount or GP Shares Amount) the full amount necessary to permit the Partnership to satisfy its obligations to pay to the Redeeming Partner the Cash Amount on the Specified Redemption Date, and the Partnership shall thereupon immediately pay to such Redeeming Partner such Cash Amount.

              (c) The General Partner shall provide the Redeeming Partner with at least five (5) days' written notice prior to the Specified Redemption Date whether the Redemption Right will be redeemed by the Partnership or the General Partner for the Cash Amount or GP Shares Amount. The Redeeming Partner may rescind his or its Notice of Redemption at any time prior to the Specified Redemption Date if the Redemption Right is to be redeemed for the Cash Amount.

              (d) In the event that the General Partner satisfies the Redemption Right in the manner described in Sections 15.2(a) or (b), each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner.

              (e) Each Redeeming Partner shall execute such documents as the General Partner may reasonably require in connection with the issuance of Common Shares upon exercise of the Redemption Right, including, without limitation, acknowledgment that the shares will be issued without registration under the Securities Act, and may not be resold unless subsequently registered or an exemption from registration is available.

              (f) If the Redemption Right is satisfied by the delivery of Common Shares, the Redeeming Partner shall be deemed to become a holder of Common Shares as of the close of business on the Specified Redemption Date.

         15.3. Certain Limitations on Redemption Right. Notwithstanding the provisions of Section 15.1, no Limited Partner shall have the right to require the Partnership to redeem any Class A Units constituting Collateral until such Collateral is required to be released pursuant to the provisions of Section 18.3, unless the Limited Partner acknowledges and agrees at the time of conversion that the cash paid or Common Shares issued in redemption of the Class A Units shall continue to constitute Collateral under Article XVIII.

         15.4. Adjustments. The number of Common Shares comprising the GP Shares Amount shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) Adjustment for Change in Shares of Beneficial Interest. If at any time after the date of this Agreement, the General Partner:

                   (i) pays a dividend or makes a distribution on its Common Shares in its Common Shares;

                   (ii) subdivides its outstanding Common Shares into a greater number of shares;

                   (iii) combines its outstanding Common Shares into a smaller number of shares;

                   (iv) makes a distribution on its Common Shares in its shares of beneficial interest other than Common Shares; or

                   (v) issues by reclassification of its Common Shares any of its shares of beneficial interest;

then the number of Common Shares comprising the GP Shares Amount shall be adjusted so that the holder of a Class A Unit may receive in an exchange therefor pursuant to Section 15.2, the number of Common Shares which the holder of the Class A Unit would have owned immediately following such action if such Unit had been exchanged immediately prior thereto. In lieu of adjusting the number of Common Shares comprising the GP Shares Amount, the General Partner may, in its sole discretion, cause an adjustment to be made to the number of outstanding Class A Units such that, following any of the actions described above, each Class A Unit shall be converted into that number of Class A Units equal to the product that results from multiplying one Class A Unit by a fraction, the numerator of which is the number of Common Shares that will be outstanding immediately following the Record Date for the dividend or distribution or the effective date for the subdivision, combination or reclassification, as applicable, and the denominator of which is the number of Common Shares outstanding immediately prior to the dividend, distribution, subdivision, combination or reclassification, as applicable (assuming for such purposes that the dividend or distribution was paid on the Record Date).
 In either case, the adjustment shall become effective immediately after the Record Date in the case of a dividend or distribution, and immediately after the effective date in the case of a subdivision, combination or reclassification.

              (b) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Shares.

         15.5. Certain Covenants. Each Limited Partner covenants and agrees with the General Partner that all Class A Units delivered for redemption by it pursuant to this Article XV shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all Encumbrances.

         15.6. Certain Changes. In the event of a merger or consolidation of the General Partner with a third party or the sale of all or substantially all of the assets of the General Partner or a third party acquisition of all of the outstanding Common Shares, the General Partner may make such changes to this Article 15 as it deems to be appropriate in order to provide that each holder of Class A Units receives, in such transaction, or in connection with such transaction, the amount of cash, securities or other property which such holder would be entitled to receive if it exercised its Redemption Right and received the GP Shares Amount in exchange for its Class A Units immediately prior to consummation of such transaction. If the General Partner makes such provision then, in connection therewith, it may also terminate or modify the Redemption Right.

                                     ARTICLE XVI

                    LIMITED PARTNER REPRESENTATIONS AND WARRANTIES

         16.1.     Representations and Warranties of the Limited Partners.

              (a) Each of the Limited Partners hereby represents and warrants, severally and not jointly, to the Partnership and the General Partner as follows:

                   (i) That such Partner, if a corporation, partnership or other entity formed pursuant to any statute or other governmental authority, is validly formed and in good standing under the laws of the jurisdiction of its formation.

                   (ii) That, if such Partner is an Entity, the execution, delivery and performance of this Agreement by such Partner has been duly and validly authorized by all necessary corporate, partnership, or other similar action.

                   (iii) That this Agreement has been duly executed and delivered by such Limited Partner, and constitutes such Partner's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.

                   (iv) That no consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to any governmental unit or other person is required to be made, obtained or given by such Limited Partner in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                   (v) That such Partner understands that the Class A Units to be issued hereunder and the Common Shares issuable in redemption of Class A Units pursuant to Article XV hereof will not be registered under the Securities Act, on the grounds that the issuance of such securities is exempt from registration pursuant to Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and that the reliance of the General Partner and the Partnership on such exemptions is predicated in part on the Limited Partner's representations, warranties and covenants set forth herein.

                   (vi) That the Units and any Common Shares acquired in exchange therefor by such Partner will be acquired for its own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder and that it will not distribute any such securities in violation of the Securities Act.

                   (vii) That such Partner's principal residence or place of business is as set forth on Exhibit A.

                   (viii) That such Partner understands that the Units and Common Shares issued in respect thereof must be held indefinitely unless subsequently registered under the Securities Act or an exemption from registration is available, and that any routine sales of Common Shares made under Rule 144 of the Securities and Exchange Commission under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that Rule 144 will not be available for use in connection with resales of any shares of Common Shares issued in respect of Units for at least one year after the date of issuance or for any Units at any time.

                   (ix) That such Partner is well versed in financial matters, has had dealings in securities, including "restricted securities," and is fully capable of understanding the type of investment being made in the Units and the Common Shares and the risks involved in connection therewith.

                   (x) That such Partner will not sell transfer or otherwise dispose of any of the Units or the Common Shares acquired in exchange therefor unless such securities have been registered under the Securities Act or the holder thereof shall have furnished to the General Partner such information as the General Partner may reasonably require to the effect that such securities may be sold without registration thereunder.

              (b) Each Limited Partner also agrees that certificates, if any, representing Units or Common Shares issued to it may contain a restrictive legend noting the restrictions on transfer described in this section and required by federal and applicable state securities laws and that appropriate "stop-transfer" instructions may be given to the transfer agent for the General Partner and the Partnership.

                                     ARTICLE XVII

                    GENERAL PARTNER REPRESENTATIONS AND WARRANTIES

         17.1. Representations and Warranties of the General Partner. The General Partner represents and warrants to the Partnership and the Limited Partners as follows

              (a) The General Partner is a real estate investment trust duly formed and existing under and by virtue of the laws of the State of Maryland.

              (b) The execution, delivery and performance of this Agreement by the General Partner has been duly and validly authorized by all necessary trust action of the General Partner. This Agreement has been duly executed and delivered by the General Partner, and constitutes a legal, valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with the terms hereof.

              (c) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by the General Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                                    ARTICLE XVIII

                                   INDEMNIFICATION

         18.1.     Indemnification.

              (a) Subject to the provisions of Section 18.2, the General Partner hereby indemnifies and holds harmless the Partnership and each Limited Partner against and from any and all liabilities, demands, claims, actions, causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, attorneys' and accounting fees and expenses) (any such item, a "Liability," and collectively "Liabilities") sustained or incurred by such Limited Partner or the Partnership as a result of or arising out of (i) any inaccuracy in any representation or warranty made in this Agreement by the General Partner, or
(ii) any breach by the General Partner of any of its obligations under this Agreement.

              (b) Subject to the provisions of Section 18.2 hereof, each Limited Partner who is a Pledgor (as defined in Section 18.3(a)), severally and not jointly, indemnifies and holds harmless the Partnership and the General Partner against and from all Liabilities sustained or incurred by the Partnership or the General Partner as a result of or arising out of (i) any inaccuracy in a representation or warranty made under this Agreement by such Limited Partner, or (ii) any breach by such Limited Partner of its obligations hereunder.

         18.2.     Limitations on Indemnification Obligations.

              (a) No indemnified person hereunder shall be entitled to indemnification under Section 18.1 hereof unless the indemnified person shall have delivered a written notice specifying in reasonable detail the matter giving rise to such person's right to indemnification to the indemnifying party on or before the second anniversary of the date hereof.

              (b) No person providing indemnification hereunder shall be liable under Section 18.1 hereof unless the total amount recoverable from such indemnifying person exceeds, with respect to all indemnities provided by such indemnifying person hereunder, an aggregate of $75,000 in the case of Safeguard, an aggregate of $75,000 in the case of The Nichols Company, and an aggregate of $75,000 in the case of BRT.

              (c) If a claim for indemnification arises from a third party claim asserted against the Partnership, the indemnifying party shall have the right, at its own expense, to participate in the defense of the claim, action or proceeding which resulted in the claim for indemnification, and if such right is exercised, the parties shall cooperate in the defense of such action or proceeding; provided, however, the indemnified party shall at all times have the right to be in control of such defense.

              (d) Indemnification pursuant to Section 18.1 hereof and the remedies in respect thereof as set forth in Section 18.3 hereof shall be the sole and exclusive remedy of the indemnified parties for any matter covered thereby, regardless of the legal theories on which the claim for indemnification is based.

         18.3.     Security and Remedies.

              (a) Each of Safeguard and Nichols, on behalf of themselves and their affiliates (collectively, "Pledgors") hereby grants to the Partnership a lien upon and continuing security interest in such Pledgor's Class A Units, and in any Common Shares issued upon redemption of such Class A Units pursuant to Article XV (collectively, the "Collateral") which shall be security for the indemnification obligations of such Pledgor hereunder. The indemnification obligation of each Pledgor shall be payable out of such Pledgor's entire Collateral, but only from such Collateral. Any transfer by a Pledgor of such Pledgor's Class A Units, or Common Shares issued upon redemption of Class A Units, shall be subject to the lien and security interest granted hereby. Each Pledgor represents and warrants that his or its Class A Units constituting Collateral are owned by it free and clear of Encumbrances other than Permitted Encumbrances, which Permitted Encumbrances are senior in priority to the lien and security interest created under this
Section 18.3.

              (b) Any person claiming indemnification hereunder shall (when the amount claimed is known) deliver written notice (the "Indemnity Notice") to the party or parties from whom indemnification is claimed describing in reasonable detail the rationale for the amount for which indemnification is sought. A Limited Partner shall be entitled to satisfy his indemnification obligation by directing the Partnership to cancel in the Register that number of Class A Units included in the Collateral as shall be equal in value (based on the Current Per Share Market Price of the Common Shares issuable in exchange therefor pursuant to Section 15.2 as of the date of the Indemnity Notice) to the amount recoverable from such Limited Partner hereunder. If such indemnification obligation shall not have been satisfied by any party within thirty (30) days after its receipt of an Indemnity Notice, the matter shall be submitted for binding arbitration in accordance with the provisions of Article XIX below.

              (c) In the case of an adverse decision by the arbitrators in respect of indemnification being provided by any Limited Partner, if such Limited Partner does not satisfy the obligations within ten (10) days after the decision is rendered in the arbitration, then the Partnership shall cancel in the Register, without the payment of any consideration to or the taking of any action required by the Limited Partner, that number of Class A Units included in the Collateral as shall be equal in value (based on the Current Per Share Market Price of the Common Shares issuable in exchange therefor pursuant to Section 15.2 as of the date of the Indemnity Notice) to the amount recoverable from such Limited Partner hereunder. Within ten (10) days thereafter, the General Partner shall deliver notice of such cancellation to the Limited Partner affected.

              (d) The rights of the Partnership and General Partner to cancel Collateral shall be the sole and exclusive remedy of the General Partner or the Partnership under this Article XVIII and no Limited Partner shall have any personal liability hereunder, except as otherwise provided in the next succeeding section.

         18.4.     Restriction on Transfer.

              (a) In connection with the security interests granted by the Limited Partners to the Partnership under Section 18.3 hereof, except as provided in paragraph (b), the Limited Partners agree that any Class A Units owned by such Limited Partners shall not be Transferred, without the consent of the General Partner until August 22, 1998. In addition, in the event that notice of a claim for indemnification has been duly given pursuant to Section 18.2(a) but the matter for which indemnification is sought or the amount of the indemnification required to be paid has not been finally determined as of August 22, 1998, Class A Units having a sufficient value (based on the Current Per Share Market Price at such date of the Common Shares issuable in exchange therefor pursuant to Section 15.2) shall remain subject to the restrictions of this Section 18.4(a), until such time as the matter in question has been finally determined.

              (b)  Nothing in this Agreement shall prohibit the following
Transfers: (i) transfers occurring by reason of a Limited Partner's exercise of his Redemption Rights subject to the pledge of the Common Shares received upon redemption pursuant to Section 18.3(a); (ii) transfers by The Nichols Company of Class A Units to its equity owners; (iii) transfers by a Limited Partner to his or its Affiliates; or (iv) transfers in connection with the foreclosure of a Permitted Encumbrance. In the event of a Transfer permitted under clause (ii) or (iii), the transferee shall as a condition of such transfer execute an agreement acknowledging that the Class A Units are Collateral and are being transferred subject to the Partnership's security interest therein.

              (c) Notwithstanding the foregoing, a Limited Partner may, with the consent of the General Partner exercised by its independent trustees in their sole and absolute discretion, be relieved of the restrictions on transferability contained in this Section 18.4 by (i) consenting to personal liability (by execution and delivery of an agreement to such effect in form and substance reasonably satisfactory to the General Partner) for any indemnification obligations secured by the Partnership Units, or (ii) pledging (by execution and delivery of a pledge agreement in form and substance reasonably satisfactory to the General Partner) substitute collateral which, in the reasonable determination of the General Partner, is substantially equivalent in value to the Class A Units then comprising Collateral. In the event that a Limited Partner is relieved of the restrictions on transferability in accordance with the terms of this Section 18.4, the security interest in such Limited Partner's Class A Units hereunder shall terminate without further action, and the Partnership, at the request of such Limited Partner, shall promptly execute and deliver any document or instrument reasonably requested by such Limited Partner to evidence such termination.

         18.5. No Credit to Capital Accounts. No payments made by a Limited Partner pursuant to this Article XVIII shall be credited to the Capital Account of such Limited Partner.

         18.6. Release of Collateral. The lien and security interest on the Collateral shall terminate on the second anniversary of the date of this Agreement, except to the extent provided in the next sentence. In the event that notice of a claim for indemnification has been duly given pursuant to
Section 18.2(a) but the matter for which indemnification is sought or the amount of the indemnification required to be paid has not been finally determined at the second anniversary of the date hereof, Class A Units having a sufficient value (based on the Current Per Share Market Price at such date of the Common Shares issuable in exchange therefor pursuant to Section 15.2) shall remain subject to the lien and security created under Section 18.3, until such time as the matter in question has been finally determined.

         18.7. Applicability. The provisions of this Article XVIII shall not be applicable to any Person that becomes a Limited Partner after August 22, 1996 except as and to the extent agreed to by the General Partner and such Person in connection with such Person's admission as a Limited Partner.

                                     ARTICLE XIX

                               ARBITRATION OF DISPUTES

         19.1. Settlement of Disputes. The parties will attempt in good faith to resolve any and all controversies of every kind and nature between the parties to this Agreement arising out of or in connection with the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination of this Agreement (each, a "Dispute") promptly by negotiations between senior executives of the parties who have authority to settle the Dispute (and who do not have direct responsibility for administration of this Agreement). The disputing party shall give the other party written notice of the Dispute. Within twenty (20) days after receipt of said notice, the receiving party shall submit to the other a written response. The notice and response shall include (a) a statement of each party's position and a summary of the evidence and arguments supporting its position, and (b) the name and title of the executive who will represent that party. The executives shall meet at a mutually acceptable time and place within thirty days of the date of the disputing party's notice and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the Dispute. If the matter has not been resolved within sixty (60) days of the disputing party's notice, or if the party receiving said notice will not meet within thirty days, either party may initiate mediation of the controversy or claim in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes.

         19.2.     Arbitration.

              (a) If the Dispute has not been resolved pursuant to the aforesaid mediation procedure within sixty (60) days of the initiation of such procedure, or if either party will not participate in a mediation, the Dispute shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association. The parties further agree that all matters shall be governed by the laws of the Commonwealth of Pennsylvania. The parties further agree that any arbitration conducted pursuant to this Section shall be held in Philadelphia, Pennsylvania before a panel of three (3) arbitrators, one selected by the Partnership, and one selected by Safeguard and The Nichols Company, and the third selected by the arbitrators selected by the parties. All deadlines specified in this Section may be extended by mutual agreement.

              (b) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of any party or parties and/or the costs of such arbitration be paid by any other party or parties. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

         19.3. Binding Character. Any decision rendered by the arbitration panel pursuant to this Article XIX shall be final and binding on the parties hereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction.

         19.4. Exclusivity. Arbitration shall be the exclusive method available for resolution of claims, disputes and controversies described in
Section 19.1 hereof, and the Partnership and its Partners stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article XIX shall survive the dissolution of the Partnership.

         19.5. No Alteration of Agreement. Nothing contained herein shall be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

                                      ARTICLE XX

                    ASSUMPTION OF LIABILITIES AND INDEMNIFICATIONS

         20.1. Assumption of Liabilities. The Partnership has assumed and shall pay, perform and discharge when due, each of those liabilities and obligations that constitute Assumed Liabilities. Obligations of the Partnership under this Section 20.1 shall continue to inure to the benefit of Partners notwithstanding any subsequent redemption of Units held by them and their cessation as Partners in connection therewith.

         20.2. Indemnification. From and after the date hereof, the Partnership shall indemnify and hold harmless each of the Limited Partners and its Affiliates against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) sustained or incurred by such Limited Partner or Affiliate or any assignee or successor thereof (including, without limitation, any Substituted Limited Partner) as a result of or arising out of any Assumed Liability. If a claim for indemnification is asserted against the Partnership hereunder, the Partnership shall have the right, at its own expense, to participate in the defense of any claim asserted against such Limited Partner or its Affiliate which resulted in the claim for indemnification, and if such right is exercised, the parties shall cooperate in the defense of such action or proceeding.

                                     ARTICLE XXI

                                  GENERAL PROVISIONS

         21.1. Notices. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied, delivered by reputable courier service or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or courier service or three business days after deposit in United States Mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 21.1, the addresses of the parties hereto shall be as set forth on Exhibit A hereto. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

         21.2. Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

         21.3. Effect and Interpretation. This Agreement and all of the terms and provisions hereof shall be governed by and construed in accordance with the law, including the law on conflicts of law, of the State of Delaware.

         21.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         21.5. Partners Not Agents. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities. Notwithstanding anything to the contrary contained herein, no recourse shall be had by the Partnership or any Partner against any trustee, director, shareholder, officer, employee, agent or attorney of the General Partner under this Agreement, and none of the foregoing shall have any personal liability for or with respect to any of the foregoing.

         21.6. Entire Understanding; Etc. This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter within.

         21.7.     Amendments.

              (a) Except as provided in Sections 21.7(b) and (c), the General Partner shall have the power and authority, in its sole discretion and without the consent of any other Partner, to amend any and all of the provisions of this Agreement to issue additional Partnership Interests, or to establish the rights, privileges, duties and obligations of any Partner or class of Partnership Interest, or otherwise, except that, without the consent of each existing Partner adversely affected thereby, the General Partner shall not (except, in each and every case, as may be required to correct plain errors or ambiguities in this Agreement) amend this Agreement so as to
(i) require any Partner to make any additional contribution to the capital of the Partnership; or (ii) require any Partner to restore any negative balance in its capital account or otherwise to contribute any capital to the Partnership, except as required under the Act, the Code or other applicable laws or as expressly provided herein.

              (b) This Agreement shall not be amended without the prior written consent of each Partner adversely affected if such amendment would
(i) convert a Limited Partnership Interest in the Partnership into a General Partnership Interest, or (ii) modify the limited liability of a Limited Partner.

              (c) In addition to the foregoing, for so long as any Class A Units remain outstanding, this Agreement may not be amended unless such amendment is approved by the holders of at least a majority of the Class A Units then outstanding (including the Class A Units held by the General Partner), except:

                   (i)  as otherwise expressly provided herein;

                   (ii) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                   (iii) to reflect the issuance of additional
Partnership Interests, and the admission, substitution, termination or withdrawal of Partners, in each case in accordance with the provisions of this Agreement;

                   (iv) to record permitted Transfers of Partnership Units on the books of the Partnership;

                   (v) to reflect a change that is of an inconsequential nature and does not adversely affect the holders of the Class A Units in any material respect;

                   (vi) to cure any ambiguity or correct plain errors in this Agreement; or

                   (vii) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

              (d) In any matter requiring the vote or consent of holders of Class A Units hereunder, Class A Units, if any, held by the General Partner will be entitled to be counted in such vote or consent.

              (e) This Section 21.7 may not be amended except with the prior written consent of the General Partner and the holders of at least a majority of the Class A United then outstanding.

         21.8. Prior Reference Clarification. All references in the Prior Agreement to "Safeguard Scientifics (Delaware), Inc." or "SSI" shall be deemed to have been references to Safeguard Scientifics, Inc., a Pennsylvania corporation, notwithstanding the stated effective date of this amendment and restatement of the Prior Agreement.

         21.9. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

         21.10. Trust Provision. This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual personal property of any trustee to any liability. No recourse shall be had for any obligation of the General Partner against any past, present or future trustee, shareholder, officer or employee thereof.

         21.11. Pronouns and Headings. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation."

         21.12. Assurances. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

         21.13. Effective Time of Amendment. This amendment and restatement of the Prior Partnership Agreement shall become effective automatically as of November 18, 1997 upon the execution and delivery of this Agreement by the General Partner and the holders of 75% or more of the outstanding Class A Units (as of the date of this Agreement).

                            SPACE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. as of the date and year first above written.

                             GENERAL PARTNER:

                             BRANDYWINE REALTY TRUST



                             By:  /s/ Gerard H. Sweeney
                                  --------------------------------
                                  Name:  Gerard H. Sweeney,
                                         President and Chief Executive Officer


                             CLASS A LIMITED PARTNERS:

                             Safeguard Scientifics,   Inc.


                             By:  /s/ James A. Ounsworth
                                  --------------------------------
                                  Name:  James A. Ounsworth
                                  Title: Senior Vice President


                             The Nichols Company

                             By:  /s/ Anthony A. Nichols, Sr.
                                  --------------------------------
                                  Anthony A. Nichols, Sr., President



                             /s/ Brian F. Belcher
                             -------------------------------------
                             Brian F. Belcher





                                 EXECUTIONS CONTINUED

                                  /s/ Jack R. Loew
                                  --------------------------------
                                  Jack R. Loew

                                  /s/ Craig C. Hough
                                  --------------------------------
                                  Craig C. Hough


                                  --------------------------------
                                  Gary C. Bender

                                  /s/ Werner Fricker
                                  --------------------------------
                                  Werner Fricker




                                 EXECUTIONS CONTINUED

                             BRANDYWINE HOLDINGS I, INC.


                             By:  /s/ Gerard H. Sweeney
                                  --------------------------------
                                  Name:   Gerard H. Sweeney,
                                          President and Chief Executive Officer


                             BRANDYWINE REALTY TRUST


                             By:  /s/ Gerard H. Sweeney
                                  --------------------------------
                                  Name:   Gerard H. Sweeney,
                                          President and Chief Executive Officer



         The Management Company joins in this Agreement solely for the purpose of agreeing to be bound by the provisions of Section 8.2(b) hereof.

                             BRANDYWINE REALTY SERVICES
                                  CORPORATION


                             By:  /s/ Gerard H. Sweeney
                                  --------------------------------
                                  Authorized Officer









                                  END OF EXECUTIONS

                                   EXHIBIT A

                            LIST OF LIMITED PARTNERS

                                   ADDRESS OF RESIDENCE
                                  (IF AN INDIVIDUAL) OR
                                    EXECUTIVE OFFICES           SOCIAL SECURITY
NAME                                  (IF AN ENTITY)            OR TAX ID NUMBER     CLASS A UNITS
---------------------------      -------------------------     -----------------     -------------
Safeguard Scientifics, Inc.     800 The Safeguard Building          51-0291171          252,387
                                435 Devon Park Drive
                                Wayne, PA 19087

The Nichols Company             16 Campus Boulevard                 23-2415327            2,742
                                Newtown Square, PA 19073

Brian F. Belcher                829 Juniper Drive                  ###-##-####            7,245
                                Lafayette Hill, PA 19444

Jack R. Loew                    1090 New Street                    ###-##-####            1,245
                                West Chester, PA 19382

Craig C. Hough                  1740 Hunter Circle                 ###-##-####            1,245
                                West Chester, PA 19380

Gary C. Bender                  46 Heron Hill                      ###-##-####            1,434
                                Downingtown, PA 19335

Werner A. Fricker               708 McKean Road                    ###-##-####            6,830
                                Ambler, PA 19002

Brandywine Holdings I, Inc.     16 Campus Boulevard                 23-2856456                5
                                Newtown Square, PA 19073

Brandywine Realty Trust         16 Campus Boulevard                 23-2413352          163,399
                                Newtown Square, PA 19073


                            LIST OF GENERAL PARTNERS

NAME                                     ADDRESS                 TAX ID NUMBER         GP UNITS
---------------------------      -------------------------     -----------------     -------------
Brandywine Realty Trust          16 Campus Boulevard              23-2413352           23,172,642
                                 Newtown Square, PA 19073

                                   EXHIBIT B
                           LIST OF CONTRIBUTED ASSETS

    PART I: CONTRIBUTIONS OF INTERESTS IN WITMER PARTNERSHIP

                           ASSETS CONTRIBUTED
                           TO PARTNERSHIP BY
                                CLASS A               NUMBER OF CLASS A
                            LIMITED PARTNER               UNITS OF
   NAME OF CLASS A             AS INITIAL             PARTNERSHIP ISSUED            DATE OF
   LIMITED PARTNER        CAPITAL CONTRIBUTION           IN EXCHANGE             CONTRIBUTION
---------------------     ---------------------    -----------------------    ------------------
Brian F. Belcher          497 Class A Units of               5,893              August 22, 1996
                          Witmer Partnership

Jack R. Loew              105 Class A Units of               1,245              August 22, 1996
                          Witmer Partnership

Craig C. Hough            105 Class A Units of               1,245              August 22, 1996
                          Witmer Partnership

RDC Institute, Inc.       243 Class A Units of               2,881              August 22, 1996
                          Witmer Partnership

Gary C. Bender            121 Class A Units of               1,434              August 22, 1996
                          Witmer Partnership

Lotz Designers            1,803 Class A Units of            21,380              August 22, 1996
Engineers and             Witmer Partnership
Constructors, Inc.

Werner A. Fricker         576 Class A Units of               6,830              August 22, 1996
                          Witmer Partnership


                           ASSETS CONTRIBUTED
                           TO PARTNERSHIP BY
                                CLASS A               NUMBER OF CLASS A
                            LIMITED PARTNER               UNITS OF
   NAME OF CLASS A             AS INITIAL             PARTNERSHIP ISSUED            DATE OF
   LIMITED PARTNER        CAPITAL CONTRIBUTION           IN EXCHANGE             CONTRIBUTION
---------------------     ---------------------    -----------------------    ------------------
The Nichols Company       14,577 Class A Units             253,168*             August 22, 1996
                          of Witmer Partnership
                          and Promissory Note of
                          Witmer Operating
                          Partnership I, L.P. to
                          The Nichols Company in
                          the outstanding principal
                          amount of $1,201,746.

------------------------------------------------------------------------------------------------
TOTAL CLASS A UNITS                                        293,076              August 22, 1996
 ISSUED


* Includes 72,833 units issued in exchange for a note from Witmer Partnership, as maker, to The Nichols Company, as payee, dated November 21, 1995, in the original principal amount of $1,201,746.

PART II: CONTRIBUTIONS OF INTERESTS IN TITLE HOLDING PARTNERSHIPS THAT OWN CERTAIN PROPERTIES



                                 ASSETS CONTRIBUTED                 NUMBER OF
                                 TO PARTNERSHIP BY               CLASS A UNITS OF
   NAME OF CLASS A            CLASS A LIMITED PARTNER           PARTNERSHIP ISSUED            DATE OF
   LIMITED PARTNER         AS INITIAL CAPITAL CONTRIBUTION         IN EXCHANGE             CONTRIBUTION
---------------------     --------------------------------     --------------------      ----------------
The Nichols Company       -- 87% Capital and 97% Profits              11,064              August 22, 1996
                             Limited Partnership interest in
                             C/N Oaklands Limited
                             Partnership III
                          -- 87% Capital and 97% Profits              34,217              August 22, 1996
                             Limited Partnership interest in
                             Iron Run Limited Partnership V
                          -- 82% Capital and 92% Profits              22,183              August 22, 1996
                             Limited Partnership interest in
                             C/N Iron Run Limited
                             Partnership III

---------------------------------------------------------------------------------------------------------
C/N Oaklands III,  Inc.   -- 2% Capital and 2% Profits                   254              August 22, 1996
                             General Partnership interest in
                             C/N Oaklands Limited
                             Partnership III*

---------------------------------------------------------------------------------------------------------
Iron Run V, Inc.          -- 2% Capital and 2% Profits                   786              August 22, 1996
                             General Partnership interest in
                             Iron Run Limited Partnership V**

---------------------------------------------------------------------------------------------------------



                                 ASSETS CONTRIBUTED                 NUMBER OF
                                 TO PARTNERSHIP BY               CLASS A UNITS OF
   NAME OF CLASS A            CLASS A LIMITED PARTNER           PARTNERSHIP ISSUED            DATE OF
   LIMITED PARTNER         AS INITIAL CAPITAL CONTRIBUTION         IN EXCHANGE             CONTRIBUTION
---------------------     --------------------------------     --------------------      ----------------
C/N Iron Run III, Inc.    -- 2% Capital and 2% Profits                   541              August 22, 1996
                             General Partnership interest
                             in C/N Iron Run Limited
                             Partnership III

---------------------------------------------------------------------------------------------------------
Brian F. Belcher          -- 5% Capital and 5% Profits                 1,352              August 22, 1996
                             Limited Partnership interest
                             in C/N Iron Run Limited
                             Partnership III

---------------------------------------------------------------------------------------------------------
TOTAL CLASS A UNITS                                                   70,397              August 22, 1996
 ISSUED

---------------------------------------------------------------------------------------------------------


* On August 22, 1996, this general partnership interest was assigned to a wholly-owned qualified REIT subsidiary of the General Partner called "BRT Holding II, Inc." As of November 18, 1997, BRT Holding II, Inc. transferred this general partnership interest to Brandywine Realty Trust which, in turn, contributed such interest to the Partnership.

** On August 22, 1996, this general partnership interest was assigned to a wholly-owned qualified REIT subsidiary of the General Partner called "BRT Holding III, Inc." As of November 18, 1997, BRT Holding III, Inc. transferred this general partnership interest to Brandywine Realty Trust which, in turn, contributed such interest to the Partnership.

PART III: CONTRIBUTIONS OF CERTAIN PROPERTIES

                                            ASSETS CONTRIBUTED TO
                                           PARTNERSHIP BY CLASS A
                                             LIMITED PARTNER AS               NUMBER OF CLASS A
          NAME OF CLASS A                      INITIAL CAPITAL                 UNITS ISSUED IN          DATE OF
          LIMITED PARTNER                       CONTRIBUTION                      EXCHANGE           CONTRIBUTION
-----------------------------------  -----------------------------------    --------------------  ------------------
Safeguard Scientifics, Inc.          Fee title to 2240/2250 Butler Pike            35,258           August 22, 1996
                                     Plymouth Meeting, PA

                                     Fee title to 140 West Germantown                 171           August 22, 1996
                                     Pike Plymouth Meeting, PA

                                     Fee title to 2260 Butler Pike                 14,207           August 22, 1996
                                     Plymouth Meeting,PA

                                     Fee title to 7310 Tilghman Street             14,951           August 22, 1996
                                     Allentown, PA

                                     Fee title to 110 Summit Drive                 25,958           August 22, 1996
                                     Exton, PA

--------------------------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc.          Fee title to 650 Dresher Road,                14,545           August 22, 1996
                                     Horsham, PA

                                     87% Capital and 99% Profits Limited           25,679           August 22, 1996
                                     Partnership Interest in C/N Leedom
                                     Limited Partnership II

--------------------------------------------------------------------------------------------------------------------


                                            ASSETS CONTRIBUTED TO
                                           PARTNERSHIP BY CLASS A
                                             LIMITED PARTNER AS               NUMBER OF CLASS A
          NAME OF CLASS A                      INITIAL CAPITAL                 UNITS ISSUED IN          DATE OF
          LIMITED PARTNER                       CONTRIBUTION                      EXCHANGE           CONTRIBUTION
-----------------------------------  -----------------------------------    --------------------  ------------------
C/N Leedom II, Inc.                  2% Capital and 2% Profits General               590            August 22, 1996
                                     Partnership Interest in C/N Leedom
                                     Limited Partnership II

--------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A UNITS ISSUED                                                       131,359            August 22, 1996

--------------------------------------------------------------------------------------------------------------------


PART IV: CONTRIBUTIONS BY BRANDYWINE REALTY TRUST

                                      ASSETS CONTRIBUTED TO
                                     PARTNERSHIP AS CAPITAL                                       DATE OF
NAME OF PARTNER                           CONTRIBUTION              NUMBER OF GP UNITS          CONTRIBUTION
-------------------------------  -------------------------------  -----------------------  ------------------------
Brandywine Realty Trust          49% Capital and 97% Profits               533,333              August 22, 1996
                                 interest in Brandywine Realty
                                 Partners
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          The SSI Ownership Interest (as            238,606              August 22, 1996
                                 defined in Brandywine Realty
                                 Trust's Proxy Statement for its
                                 August 22, 1996 Shareholders
                                 meeting)
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          $1,000 cash and furniture,                     61              August 22, 1996
                                 fixtures and equipment
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance              1,606,060             December 2, 1996
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance              5,345,454             December 2, 1996
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance                600,000             December 13, 1996
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance              2,200,000             March 4, 1997
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance                175,500             March 17, 1997
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance             10,000,000             July 28, 1997
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance              1,500,000             August 20, 1997
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          21% Capital and 1% Profits                 85,400             August 23, 1997
                                 interest in Brandywine Realty
                                 Partners
--------------------------------------------------------------------------------------------------------------------
Brandywine Realty Trust          Proceeds of Share issuance                786,840             September 16, 1997
--------------------------------------------------------------------------------------------------------------------

                                      ASSETS CONTRIBUTED TO
                                     PARTNERSHIP AS CAPITAL                                       DATE OF
NAME OF PARTNER                           CONTRIBUTION              NUMBER OF GP UNITS          CONTRIBUTION
-------------------------------  -------------------------------  -----------------------  ------------------------
Brandywine Realty Trust          Assignment of income, gain,            101,388               November 18, 1997
                                 profits, losses and cash flow
                                 from LibertyView Building

-------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C

                    LIST OF APPLICABLE MORTGAGE INDEBTEDNESS
                         ENCUMBERING CERTAIN PROPERTIES

                                                                                                                   PERCENTAGE OF
                                                                                           NAME OF LIMITED        CLASS A UNITS
                                                                                          PARTNERS ENTITLED       ISSUABLE UPON
                                          OUTSTANDING                                          TO RECEIVE         REALIZATION OF
 PROPERTY ENCUMBERED BY      VALUE IN      PRINCIPAL                           AMOUNT OF     CLASS A UNITS          DISCOUNT TO
   APPLICABLE MORTGAGE          BRT        BALANCE AS                         NET EQUITY   UPON REALIZATION        SUCH LIMITED
      INDEBTEDNESS            MERGER       OF 8/22/96     LENDER              IN PROPERTY      OF DISCOUNT            PARTNER
-------------------------   ------------  ------------  ---------             -----------  -----------------       --------------
7310 Tilghman Street         $2,782,000    $2,535,297   Pennsylvania State      $246,703   Safeguard Scientifics,       100%
                                                        Employees'                         Inc.
                                                        Retirement System

486 Thomas Jones Way (1)     $6,645,000    $6,435,156   First Union             $209,844   The Nichols Company          100%
468 Creamery Way (1)                                    National Bank

6575 Snowdrift Road          $3,000,000    $2,351,067   First Union             $648,933   The Nichols Company          100%
                                                        National Bank


------------------------

(1) Both of these Properties secure a single loan. As of 8/22/96, the outstanding principal balance of this loan was $6,435,156.

                                   EXHIBIT D

                           LIST OF RETAINED INTERESTS

                                                                                                         NUMBER OF
                                                                                     NAME OF           CLASS A UNITS
      NAME OF TITLE HOLDING                                                      PARTNER OWNING      ISSUABLE TO ACQUIRE
   PARTNERSHIP/PROPERTIES OWNED            AMOUNT OF RETAINED INTEREST          RETAINED INTEREST     RETAINED INTEREST
------------------------------------   -----------------------------------     -------------------   -------------------
C/N Oaklands Limited Partnership III   1% Profits and 11% Capital Interest     The Nichols Company          1,399
-486 Thomas Jones Way
-468 Creamery Way

Iron Run Limited Partnership V         1% Profits and 11% Capital Interest     The Nichols Company          4,326
-6575 Snowdrift Road

C/N Iron Run Limited Partnership III   1% Profits and 11% Capital Interest     The Nichols Company          2,976
-7248 Tilghman Street


C/N Leedom Limited Partnership II      1% Profits and 11% Capital Interest     Safeguard Scientifics,       3,246
-120 West Germantown Pike                                                      Inc.

C/N Oaklands Limited Partnership I     1% Profits and 11% Capital Interest     The Nichols Company          2,177
-456 Creamery Way

Newtech IV Limited Partnership         1% Profits and 11% Capital Interest     The Nichols Company          6,075
-18 Campus Boulevard

Newtech III Limited Partnership        1% Profits and 11% Capital Interest     The Nichols Company          1,744
-16 Campus Boulevard

LC/N Keith Valley Limited Partnership  1% Profits and 11% Capital Interest     The Nichols Company         6,067
-500 Enterprise Road

LC/N Horsham Limited Partnership       1% Profits and 11% Capital Interest     The Nichols Company        12,826
-One Progress Road

Nichols Lansdale Limited               1% Profits and 11% Capital Interest     The Nichols Company         3,486
  Partnership III
-1510 Gehman Road

TOTAL CLASS A UNITS                                                                                       44,322
                                                                                                          ------
                                                                                                          ------

                                      Schedule I

                                 Notice of Redemption

         The undersigned Limited Partner hereby irrevocably requests Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Partnership") to redeem _______________ Partnership Units in the Partnership in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership and the Redemption Right referred to therein; and the undersigned Limited Partnership irrevocably (i) surrenders such Partnership Units and all right, title and interest therein; and (ii) directs that the Cash Amount or GP Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if Common Shares are to be delivered, such Common Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to request such redemption and surrender such Partnership Units as provided herein; and
(c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such redemption and surrender of Units. The undersigned Limited Partner further agrees that, in the event that any state or local property tax is payable as a result of the transfer of its Partnership Units to the Partnership or the General Partner, the undersigned Limited Partner shall assume and pay such transfer tax.

Dated:___________________

Name of Limited Partner:     _______________________________
                                    Please Print

                             _______________________________
                             (Signature of Limited Partner)

                             _______________________________
                             (Street Address)

                             _______________________________
                             (City) (State) (Zip Code)


                             Signature Guaranteed by:

                             ________________________________

If Common Shares are to be issued, issue to:

Name:  ________________________

Please insert social security number:  __________________